QUEST FOR VALUE

DEAR SHAREHOLDER:

The fiscal year ended October 31, 1995 was an excellent period for investors. Financial assets performed well in an environment of low inflation, slow economic growth and generally low interest rates.

The stock market provided a total return of 26.4%, as measured by the Standard & Poor's 500 Index including dividends (S&P 500). Returns on corporate bonds were also favorable, with the Lehman Brothers Aggregate Bond Index showing a total return of 15.6% for the year.

IMPORTANT CHANGE

As you may know, even though the Quest for Value organization is no longer in the mutual fund distribution business, it continues to manage assets under the new name of OpCap Advisors.

In line with this change, effective November 24, 1995, Oppenheimer Management Corporation became the adviser/distributor of the Quest for Value Fund, Quest for Value Small Capitalization Fund, Quest for Value Opportunity Fund, and Quest for Value Growth and Income Fund. Concurrently, the funds adopted new names -- Oppenheimer Quest Value Fund, Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Opportunity Value Fund and Oppenheimer Quest Growth & Income Value Fund, respectively.

The four funds can now be found in the mutual funds quotations listings of daily newspapers under the heading Oppenheimer/Quest.

OpCap Advisors continues to provide portfolio management services to the four equity funds through a Subadvisory Agreement with Oppenheimer Management. We want to assure you there has been no change in the portfolio managers of the four funds. Eileen Rominger continues as portfolio manager for the Oppenheimer Quest Value Fund, Richard J. Glasebrook II for the Opportunity Value Fund, Jenny Beth Jones and Louis Goldstein for the Small Cap Value Fund, and Colin Glinsman for the Growth & Income Value Fund.

Also effective November 24, 1995, the Quest for Value U.S. Government Income Fund was merged into Oppenheimer Management's U.S. Government Trust and the Quest for Value Investment Quality Income Fund was merged into the Oppenheimer Bond Fund. We have enjoyed the opportunity to serve your fixed income investment needs and thank you for the confidence you placed in us.

Your investment assets are in good hands at Oppenheimer Management Corporation -- and, of course, we remain involved in managing the four Oppenheimer Quest equity funds. Oppenheimer Management is a leading mutual fund organization with more than $40 billion of assets under management.

RESULTS OF THE QUEST FOR VALUE FUNDS

In the following pages of this report, we are pleased to tell you about the results and investment activities of the funds in the fiscal year ended October 31, 1995. Detailed information on the performance and holdings of each fund is presented in the Investment Review and financial statements.

Thank you for your support. Together with Oppenheimer Management Corporation, we at OpCap Advisors remain dedicated to meeting your investment needs.

                                    Sincerely,

                                             [SIG]
                                    Joseph M. La Motta
                                    Chairman, OpCap Advisors

--------------------------------------------------------------------------------
 INVESTMENT REVIEW

QUEST FOR VALUE FUND, INC.

(NOW CALLED OPPENHEIMER QUEST VALUE FUND, INC.)

OBJECTIVE

Seeks capital appreciation through investment primarily in equity securities of companies believed to be undervalued in the marketplace in terms of assets, earnings, growth potential and cash flow.

ANNUAL REVIEW

The Fund, which invests primarily in the common stocks of large and mid-sized companies, continued its strong performance in the fiscal year ended October 31, 1995. The Fund's Class A shares provided a total return at net asset value of 24.7% in the year, below the 26.4% return of the S&P 500 but above the average total return of 22.2% for the growth funds monitored by Morningstar, Inc., a leading independent reporter of mutual fund performance. The Fund's performance ranked 246th among the 720 growth funds in the Morningstar universe.

Our goal is to deliver above-average performance with below-average risk. We are pleased with the Fund's performance in the latest fiscal year, which was achieved with little exposure to technology, by far the best-performing stock market group during the period. The extremely short product cycles, brutal competition and fragile profitability which characterize most technology businesses represent just one layer of risk. The other layer is the lofty valuations the stocks command. While the rewards can be great, and were during the past year, the attendant risks do not suit our investment approach.

The Fund's strong performance in fiscal 1995 was generated by a variety of companies in dissimilar businesses, rather than by incurring the risk of an overweighting in technology. The Fund's holdings of a diverse group of financial stocks, including specialty insurance, banking and mortgage companies, contributed importantly to gains. Leading contributors, in addition to financial stocks, were McDonnell Douglas Corp., Becton, Dickinson & Co., Freeport McMoRan Copper & Gold (Class B) and Intel Corp. Our stock selection is based primarily on company-specific factors, such as competitive position, cash flow generation and allocation of capital by management. This contrasts to other widely-used approaches which rely on top-down sector analysis or interest rate bets.

In the second fiscal half ended October 31, 1995, the Class A shares provided a total return of 13.9%, compared with 14.5% for the S&P 500 and the 14.8% average total return for the growth funds monitored by Morningstar. Since its inception on April 30, 1980, the Fund has generated a compound annual return of 18.5%, surpassing by a wide margin the 15.9% average return for the S&P 500 during this period. The Fund's performance would have been lower if sales charges were taken into account.

As with the other Quest equity funds, the Fund is designed for the long-term investor who seeks to preserve capital and make it grow. Our investment philosophy is based on the concept that the single most important determinant of whether a stock will increase in value is the rate of return on invested capital within the company. We believe companies with high returns can increase their value for extended periods. Therefore, we look for companies with above-average returns where those returns are protected by strong competitive positions, and we want to buy those companies at what we consider to be reasonable prices.

The Fund maintained an above-average cash position throughout most of the fiscal year; we took profits on some stocks as prices rose and were cautious about reinvesting the cash in view of high market valuations. As of October 31, 1995, 80.0% of the Fund's portfolio was invested in common stocks and securities convertible into common stocks and 20.0% in cash and cash equivalents.

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

Major industry positions as of October 31, 1995 were in the insurance, miscellaneous financial services, retail, aerospace and electronics sectors. (The Fund's portfolio composition is actively managed and subject to change daily.) The Fund owned the common stocks of 37 companies, with the five largest positions together accounting for 24.3% of the Fund's net assets. These five largest positions were:

  EXEL Ltd.
  Strongly capitalized specialty insurance company

  Federal Home Loan Mortgage Corp. (Freddie Mac)
  The second largest insurer of home mortgages

  May Department Stores Co.
  Leading retailer

  McDonnell Douglas Corp.
  Largest manufacturer of military aircraft and an important competitor in commercial aircraft

  Becton, Dickinson & Co.
  Worldwide producer of medical products and diagnostic test systems

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT* IN
         QUEST FOR VALUE FUND, INC. (CLASS A) FROM INCEPTION (4/30/80)
              THROUGH 10/31/95 AND TOTAL RETURN ON S&P 500 INDEX**
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                          QFV FUND            S&P 500
Apr-80                                                                            $9,425          $10,000
Oct-80                                                                          $ 12,026          $12,309
Oct-81                                                                          $ 14,895          $12,376
Oct-82                                                                          $ 20,030          $14,395
Oct-83                                                                          $ 29,154          $16,416
Oct-84                                                                          $ 31,811          $19,501
Oct-85                                                                          $ 37,843          $23,378
Oct-86                                                                          $ 47,449          $31,136
Oct-87                                                                          $ 45,508          $33,126
Oct-88                                                                          $ 54,402          $36,001
Oct-89                                                                          $ 62,031          $46,071
Oct-90                                                                          $ 54,482          $44,476
Oct-91                                                                          $ 75,153          $59,373
Oct-92                                                                          $ 89,019          $65,284
Oct-93                                                                          $ 99,938          $75,038
Oct-94                                                                         $ 104,949         $ 77,936
Oct-95                                                                         $ 130,915         $ 98,543
Average Annual Total Return (Class A)*
                                                                                  1 Year           5 Year               10 Year
                                                                                   17.6%            17.8%                 12.5%
Average Annual Total Return
                                                                                 Class B          Class B               Class C
                                                                         at Maximum CDSC     without CDSC       at Maximum CDSC
1 Year                                                                             19.1%            24.1%                 23.1%
Inception 9/2/93                                                                   10.9%            12.1%                 12.9%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum sales charge of 5.75%
(until November 24, 1995 the maximum sales charge was 5.50%)
** with dividends

Apr-80
Oct-80
Oct-81
Oct-82
Oct-83
Oct-84
Oct-85
Oct-86
Oct-87
Oct-88
Oct-89
Oct-90
Oct-91
Oct-92
Oct-93
Oct-94
Oct-95
Average Annual Total Return (Class A)*
                                                                          Inception
                                                                              18.0%
Average Annual Total Return
                                                                            Class C
                                                                       without CDSC
1 Year                                                                        24.1%
Inception 9/2/93                                                              12.9%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum sales charge of 5.75%
(until November 24, 1995 the maximum sales charge was 5.50%)
** with dividends

                                     CDSC = contingent deferred sales charge

                                     Performance of B and C classes will differ from performance of A class shown above based on differences in loads and fees paid by shareholders of the different classes.

--------------------------------------------------------------------------------
 INVESTMENT REVIEW (CONTINUED)

QUEST FOR VALUE OPPORTUNITY FUND

(NOW CALLED OPPENHEIMER QUEST OPPORTUNITY VALUE FUND)

OBJECTIVE

Seeks capital appreciation by looking for opportunities in the equity and fixed income markets; the balance between stocks, bonds and cash will vary, based on an assessment of the best relative opportunities under prevailing market conditions.

ANNUAL REVIEW

The Fund continued its excellent performance as one of the top-rated funds in its industry category. Its Class A shares provided a total return at net asset value of 29.9% in the fiscal year ended October 31, 1995, exceeding both the 26.4% total return of the S&P 500 and the 17.4% average total return for the asset allocation funds monitored by Morningstar, Inc. The Fund's performance ranked second best among the 133 asset allocation funds in the Morningstar universe.

The Fund's performance in the fiscal year was driven by good stock selection, including its significant holdings of financial service company stocks, one of the market's strongest sectors. Investments in banking, insurance and miscellaneous financial services stocks accounted for 27.3% of the Fund's net assets as of October 31, 1995. Also contributing to performance were the Fund's large positions in Intel Corp. and McDonnell Douglas Corp., both of which were up significantly in price during the year.

In the second fiscal half ended October 31, 1995, the Fund's Class A shares had a total return of 15.3%, surpassing the 14.5% total return of the S&P 500 and the 10.0% average total return of the funds in the Morningstar asset allocation category. The Fund has provided a compound annual return of 17.4% since its inception on January 1, 1989, exceeding the 14.9% annual return of the S&P 500 for the period. The Fund's performance would have been lower if sales charges were taken into account.

Although the Fund can invest in stocks, bonds and cash equivalents, in practice it invests primarily in common stocks based on the premise that stocks provide the best returns over time. The Fund seeks to buy quality undervalued stocks and hold them for price appreciation. Its portfolio is generally characterized by low turnover.

As much as was possible, given the large daily inflows of cash from sales of shares, the Fund remained fully invested throughout the fiscal year, in many cases adding to investment positions it already owned. During the six months ended October 31, 1995, the Fund established new positions in the common stocks of AMR Corp., E.I. du Pont de Nemours & Co., Harrahs Entertainment, Inc., Loral Corp. and National Semiconductor Corp. The Fund eliminated its holdings of Promus Companies, Inc., Sundstrand Corp. and Warner-Lambert Co. and reduced its investments in Alliant Techsystems, Inc., Collins & Aikman Corp. and Hercules, Inc.

At October 31, 1995, the Fund's asset mix was 85.0% common stocks, 0.5% Treasury notes, and 14.5% cash and cash equivalents.

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

Major industry positions as of October 31, 1995 were in the banking, miscellaneous financial services, aerospace, electronics and paper products sectors. (The Fund's portfolio composition is actively managed and subject to change daily.) The Fund owned the stocks of 36 companies, with the five largest positions together accounting for 27.3% of the Fund's net assets. These five positions were:

  McDonnell Douglas Corp.
  Largest manufacturer of military aircraft and an important competitor in commercial aircraft

  Federal Home Loan Mortgage Corp. (Freddie Mac)
  The second largest insurer of home mortgages

  Citicorp
  Leading banking and financial services company

  Intel Corp.
  Major producer of computer chips

  Freeport McMoRan Copper & Gold (Class B)
  Operator of a major copper and gold mine in Irian Jaya, Indonesia

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT* IN
      QUEST FOR VALUE OPPORTUNITY FUND (CLASS A) FROM INCEPTION (1/01/89)
              THROUGH 10/31/95 AND TOTAL RETURN ON S&P 500 INDEX**
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                          QFV OPP             S&P 500
Dec-88                                                                           $ 9,425         $ 10,000
Oct-89                                                                          $ 10,924         $ 12,603
Oct-90                                                                           $ 9,545         $ 11,660
Oct-90                                                                          $ 14,360         $ 15,566
Oct-92                                                                          $ 17,509         $ 17,116
Oct-93                                                                          $ 20,021         $ 19,672
Oct-94                                                                          $ 21,703         $ 20,431
Oct-95                                                                          $ 28,189         $ 25,835
Average Annual Total Return (Class A)*
                                                                                  1 Year           5 Year             Inception
                                                                                   22.4%            22.7%                 16.4%
Average Annual Total Return
                                                                                 Class B          Class B               Class C
                                                                         at Maximum CDSC     without CDSC       at Maximum CDSC
1 Year                                                                             24.2%            29.2%                 28.2%
Inception (9/2/93                                                                  15.3%            16.5%                 16.4%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum sales charge of 5.75%
(until November 24, 1995 the maximum sales charge was 5.50%)
** with dividends

Dec-88
Oct-89
Oct-90
Oct-90
Oct-92
Oct-93
Oct-94
Oct-95
Average Annual Total Return (Class A)*
Average Annual Total Return
                                                                            Class C
                                                                       without CDSC
1 Year                                                                        29.2%
Inception (9/2/93                                                             16.4%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum sales charge of 5.75%
(until November 24, 1995 the maximum sales charge was 5.50%)
** with dividends

                                     CDSC = contingent deferred sales charge

                                     Performance of B and C classes will differ from performance of A class shown above based on differences in loads and fees paid by shareholders of the different classes.

--------------------------------------------------------------------------------
 INVESTMENT REVIEW (CONTINUED)

QUEST FOR VALUE SMALL CAPITALIZATION FUND

(NOW CALLED OPPENHEIMER QUEST SMALL CAP VALUE FUND)

OBJECTIVE

Seeks  capital  appreciation  by  investing   in  a  diversified  portfolio   of
undervalued stocks, primarily of companies with market capitalizations under $1 billion.

ANNUAL REVIEW

Small capitalization stocks delivered favorable returns in the fiscal year ended October 31, 1995, although below the average performance of larger capitalization issues. The total return of the Russell 2000 Index, a widely followed benchmark which includes many small cap issues, was 18.4% in the year.

The Fund's Class A shares had a total return at net asset value of 8.8%, compared with an average total return of 22.4% for the small company funds in the Morningstar universe. The Fund's performance was 288th among the 310 funds in this Morningstar category. In the second fiscal half ended October 31, 1995, the total return of the Fund's Class A shares was 7.0%, below the 12.3% return of the Russell 2000 Index and the average 16.5% total return of the small company funds followed by Morningstar. Since its inception on January 1, 1989, the Fund has provided a compound annual return of 12.1%, compared with a 12.7% annual return for the Russell 2000 during the period. The Fund's performance would have been lower if sales charges were taken into account.

The Fund invests conservatively in the small-cap sector, seeking to control risk and achieve growth of capital by purchasing the shares of undervalued companies with established operating histories, excellent balance sheets and cash flow, and skilled, experienced managements who are dedicated to the creation of shareholder value.

The Fund underperformed the small-cap market in the fiscal year due, in large part, to its underweighting in high-technology and financial service company (particularly banking) stocks, the small-cap market's strongest sectors. This underweighting is based on company-specific, bottom-up stock selection and our emphasis on preserving capital, not on sector or market analysis. We do not currently find many small-cap technology stocks that meet our criteria, given the lofty valuations in this sector, the limited operating histories of many companies and the prospect that many of their products could be leapfrogged in an environment of rapid technology change. While the Fund's lack of exposure to technology has hurt its performance in the short term, this technology underweighting should benefit performance and preserve capital in any selloff of this volatile sector. Similarly, the Fund's underweighting in banks was based on stock selection rather than sector allocation. We believe prices of small-cap banks have been bid up indiscriminately as acquisition candidates. Conversely, the Fund was overweighted in real estate investment trusts (REITs). Many quality REITs appear to be significantly undervalued. However, with their defensive investment characteristics, they have not performed well in a rising market.

--------------------------------------------------------------------------------

At a time when technology stocks have captured headlines in the small-cap sector, soaring to new highs in the past year, many quality non-technology small-cap issues have not risen sharply and, we believe, remain reasonably valued. In managing the Fund, we continue to perform the rigorous, in-depth analysis to identify quality small-cap businesses where the value of the franchise is underpriced by the market. We believe quality undervalued stocks will provide favorable investment returns over time. Our philosophy is illustrated by E.W. Blanch Holdings, Inc., a leading reinsurance broker; we increased the Fund's holdings of this stock in the second fiscal half. Blanch has an astute, shareholder-oriented management, earns a return on capital of 32%, which we believe to be sustainable, and is attractively valued at about 11 times earnings. Another of the Fund's recent purchases is Shorewood Packaging Corp., a leading designer/manufacturer of paperboard packaging for specialized growth niches, such as CD-ROMs. With its 18% average three-year return on capital and its excellent business prospects, we believe the stock is inexpensive at approximately 12 times earnings.

As of October 31, 1995, 84.4% of the Fund's portfolio was invested in common stocks, 1.1% in convertible securities, 0.4% in corporate notes and bonds, and 14.1% in cash and cash equivalents. During the second fiscal half, we established new positions in the common stocks of such companies as EG&G, Inc., Oak Industries, Inc., Ralcorp Holdings, Inc., Shorewood Packaging Corp., Singer Co., N.V. and WestPoint Stevens, Inc. We increased the Fund's holdings of such stocks as Exabyte Corp., Martin Marietta Materials, Inc., Repap Enterprises, Inc. and True North Communications. We reduced the Fund's holdings of Arrow Electronics, Inc., Interpool, Inc., Marshall Industries and Sybron International Corp., among others, and eliminated its investments in such stocks as Cash America International, Inc., Dionex Corp., Fingerhut Companies, Inc., SafeCard Services, Inc. and Warnaco Group, Inc. (Class A).

PORTFOLIO HOLDINGS

As of October 31, 1995, the Fund had a diversified portfolio of the common stocks of 77 companies, no one of which accounted for more than 4% of the Fund's net assets. Major industry positions were in the electronics, real estate, oil/gas, advertising, and machinery and engineering sectors. (The Fund's portfolio composition is actively managed and subject to change daily.) The Fund's five largest equity holdings were:

  True North Communications
  Advertising agency holding company; operations include Foote, Cone & Belding Communications, Inc., one of the largest advertising agencies in North America

  Marshall Industries
  Distributor of electronic components

  Crane Co.
  Manufacturer  of  aerospace, fluid  handling  and controls  components  and of
  vending  machines;  distributor/  manufacturer  of  housing-related   building
  products

  Martin Marietta Materials, Inc.
  One of the largest aggregates (gravel and sand) producers in the United States

  Security Capital Industrial Trust, Inc.
  Real estate investment trust; owns, manages and develops industrial warehouses in the Southeast and Southwest

--------------------------------------------------------------------------------
 INVESTMENT REVIEW (CONTINUED)

QUEST FOR VALUE SMALL CAPITALIZATION FUND, INC. (CONT'D)

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT* IN
  QUEST FOR VALUE SMALL CAPITALIZATION FUND (CLASS A) FROM INCEPTION (1/01/89)
           THROUGH 10/31/95 AND TOTAL RETURN ON RUSSELL 2000 INDEX**
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                         SMALL CAP          RUSSELL 2000
Dec-88                                                                           $ 9,425           $ 10,000
Oct-89                                                                          $ 10,283           $ 11,504
Oct-90                                                                           $ 9,398            $ 8,363
Oct-90                                                                          $ 13,018           $ 13,265
Oct-92                                                                          $ 14,528           $ 14,523
Oct-93                                                                          $ 18,917           $ 19,227
Oct-94                                                                          $ 18,924           $ 19,180
Oct-95                                                                          $ 20,593           $ 22,699
Average Annual Total Return (Class A)*
                                                                                  1 Year             5 Year             Inception
                                                                                    2.6%              18.2%                 11.2%
Average Annual Total Return
                                                                                 Class B            Class B               Class C
                                                                         at Maximum CDSC       without CDSC       at Maximum CDSC
1 Year                                                                              3.2%               8.2%                  7.2%
Inception (9/2/93)                                                                  3.5%               4.8%                  4.8%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum sales charge of 5.75%
(until November 24, 1995 the maximum sales charge was 5.50%)
** with dividends

Dec-88
Oct-89
Oct-90
Oct-90
Oct-92
Oct-93
Oct-94
Oct-95
Average Annual Total Return (Class A)*
Average Annual Total Return
                                                                            Class C
                                                                       without CDSC
1 Year                                                                         8.2%
Inception (9/2/93)                                                             4.8%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum sales charge of 5.75%
(until November 24, 1995 the maximum sales charge was 5.50%)
** with dividends

                                     CDSC = contingent deferred sales charge

                                     Performance of B and C classes will differ from performance of A class shown above based on differences in loads and fees paid by shareholders of the different classes.

--------------------------------------------------------------------------------

QUEST FOR VALUE GROWTH AND INCOME FUND

(NOW CALLED OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND)

OBJECTIVE

Seeks total return by investing in a combination of attractively valued quality stocks and fixed income securities.

ANNUAL REVIEW

The Fund's Class A shares provided a total return at net asset value of 16.4% in the fiscal year ended October 31, 1995, compared with a 20.8% average total return for the funds in the Morningstar growth and income category. The Fund ranked 363rd among the 409 funds in this Morningstar category.

In the six months ended October 31, 1995, the total return of the Class A shares was 6.6%, compared with an average total return of 12.1% for the funds in the Morningstar growth and income category. Since its inception on November 4, 1991, the Fund has provided a compound annual total return of 11.4%. The Fund's performance would have been lower if sales charges were taken into account.

The Fund is designed for investors who want to participate in the equity market for total return with above-average income. Income dividends paid during the past fiscal year came to $.29 per Class A share.

The Fund's portfolio is structured around three broad segments: common stocks, which provide growth potential and some income; higher-yielding bonds, which generate relatively more income but are also selected for their potential for capital appreciation; and fixed income securities which are convertible into common stocks. The Fund's performance in the past fiscal year was dominated by its emphasis on protecting principal in a risky stock market environment. While typically the Fund might invest at least two-thirds of its assets in common stocks, stocks represented 50% or even slightly less of the portfolio for some periods of the year. Because of this conservative posture, the Fund did not participate fully in a rising market, and its total return for the year was below that of many other growth and income funds. On the other hand, because it had larger-than-normal holdings of fixed income securities, the Fund generated a greater rate of income for shareholders than did many funds with more aggressive investment positions.

The Fund increased its holdings of common stocks in the second half of the year, and its current posture is neither conservative nor aggressive. As of October 31, 1995, 72.6% of the Fund's portfolio was invested in common stocks, 6.5% in securities convertible into common stocks, 18.2% in notes and bonds, and 2.7% in cash and cash equivalents.

In the second fiscal half, the Fund established significant new positions in the common stocks of Briggs & Stratton Corp., Champion International Corp., du Pont (E.I.) de Nemours & Co. and Tele-Communications TCI Group (Series A). The Fund eliminated or significantly reduced its investments in the common stocks of Boeing Co., First Interstate Bancorp, Intel Corp., Freeport McMoRan Oil & Gas Corp., Mellon Bank Corp. and Stone Container Corp. and the convertible preferred stock of Gerrity Oil & Gas Corp.

--------------------------------------------------------------------------------
 INVESTMENT REVIEW (CONTINUED)

QUEST FOR VALUE GROWTH AND INCOME FUND (CONT'D)

PORTFOLIO HOLDINGS

Major industry positions as of October 31, 1995 were in the textiles, banking, insurance, metals/mining and conglomerates sectors. (The Fund's portfolio composition is actively managed and subject to change daily.) The Fund's five largest equity holdings were:

  Freeport McMoRan Copper & Gold (Class A)
  Operator of a major copper and gold mine in Irian Jaya, Indonesia

  V.F. Corp.
  International apparel company

  Sprint Corp.
  Leading long-distance telephone company

  Citicorp
  Major banking and financial services company

  McDonnell Douglas Corp.
  Largest manufacturer of military aircraft and an important competitor in commercial aviation

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT* IN
   QUEST FOR VALUE GROWTH AND INCOME FUND (CLASS A) FROM INCEPTION (11/04/91)
              THROUGH 10/31/95 AND TOTAL RETURN ON S&P 500 INDEX**
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                      QFV GROWTH           S&P 500
Nov-91                                                                        $ 9,425         $ 10,000
Oct-92                                                                       $ 10,447         $ 11,028
Oct-93                                                                       $ 11,484         $ 12,675
Oct-94                                                                       $ 12,476         $ 13,164
Oct-95                                                                       $ 14,518         $ 16,545
Average Annual Total Return (Class A)*
                                                                               1 Year        Inception
                                                                                 9.7%             9.8%
Average Annual Total Return
                                                                              Class B          Class B               Class C
                                                                      at Maximum CDSC     without CDSC       at Maximum CDSC
1 Year                                                                          10.7%            15.7%                 14.4%
Inception (9/2/93)                                                              10.0%            11.2%                 11.1%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum charge of 5.75%
(until November 24, 1995 the maximum sales charge was 4.75%)
** with dividends

Nov-91
Oct-92
Oct-93
Oct-94
Oct-95
Average Annual Total Return (Class A)*
Average Annual Total Return
                                                                         Class C
                                                                    without CDSC
1 Year                                                                     15.4%
Inception (9/2/93)                                                         11.1%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account current maximum charge of 5.75%
(until November 24, 1995 the maximum sales charge was 4.75%)
** with dividends

                                     CDSC = contingent deferred sales charge

                                     Performance of B and C classes will differ from performance of A class shown above based on differences in loads and fees paid by shareholders of the different classes.

--------------------------------------------------------------------------------

QUEST FOR VALUE U.S. GOVERNMENT INCOME FUND

OBJECTIVE

Seeks to provide shareholders with a high level of current income together with protection of capital; invests in debt obligations issued or guaranteed by the U.S. Government, its agencies or intermediaries and in related futures, options and repurchase agreements.

ANNUAL REVIEW

The Fund continued to meet its objective of providing a high level of income from intermediate-term government securities. The Fund paid dividends of $.639 per Class A share in the fiscal year ended October 31, 1995, up from $.593 per Class A share in the prior fiscal year. The total return at net asset value (dividends plus price appreciation) on the Class A shares was 10.8% in the fiscal year, compared with a total return of 11.8% for the Lehman Brothers Intermediate Government Bond Index and an average total return of 12.3% for the funds in the Morningstar general government bond fund category. The Fund ranked 229th among the 347 funds in this Morningstar grouping.

In the second fiscal half ended October 31, 1995, the Class A shares provided a total return of 5.0%, compared with an average total return of 6.2% for the funds in the Morningstar general government bond category and 4.0% for the Lehman Brothers Intermediate Government Bond Index. Since inception on May 6, 1988, the Fund produced a compound annual return of 7.7%, while maintaining a relatively stable net asset value similar to the volatility of a five-year
Treasury note. The Fund's performance would have been lower if sales charges were taken into account.

During the first fiscal half ended April 30, 1995, to improve performance while maintaining an average maturity of five years, we adopted a "barbell" strategy: we invested a portion of assets in short-term securities and a portion in long-term issues. In the second fiscal half, we moved back into intermediate-term securities.

As of October 31, 1995, the Fund's assets were allocated 30.4% to Treasuries, 44.2% to mortgage-backed government agency securities and 25.5% to net cash and short-term securities. Put options were written on 0.1% of the Fund's assets, generating additional income.

On November 24, 1995, the Fund was merged into the Oppenheimer U.S. Government Trust. All of us at Quest for Value want to thank the Fund's shareholders for having invested with us and we wish to express our appreciation for their support.

--------------------------------------------------------------------------------
 INVESTMENT REVIEW (CONTINUED)

QUEST FOR VALUE U.S. GOVERNMENT INCOME FUND (CONT'D)

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT* IN
       QUEST FOR VALUE U.S. GOVERNMENT INCOME FUND (CLASS A) FROM 5/31/88 THROUGH 10/31/95 AND TOTAL RETURN ON LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  QFV GOVT            LEHMAN
May-88                                                                   $ 9,525        $ 10,000
Oct-88                                                                   $ 9,978        $ 10,464
Oct-89                                                                  $ 10,918        $ 11,552
Oct-90                                                                  $ 11,789        $ 12,456
Oct-91                                                                  $ 13,368        $ 14,115
Oct-92                                                                  $ 14,435        $ 15,505
Oct-93                                                                  $ 15,670        $ 16,933
Oct-94                                                                  $ 15,023        $ 16,645
Oct-95                                                                  $ 16,643        $ 18,607
Average Annual Total Return (Class A)*
                                                                          1 Year          5 Year             Inception
                                                                            5.5%            6.1%                  7.0%
Average Annual Total Return
                                                                         Class B         Class B               Class C
                                                                 at Maximum CDSC     withou CDSC       at Maximum CDSC
1 Year                                                                      5.0%           10.0%                  8.9%
Inception (9/2/93)                                                          1.0%            2.3%                  2.3%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account maximum sales charge of 4.75%
** with dividends

May-88
Oct-88
Oct-89
Oct-90
Oct-91
Oct-92
Oct-93
Oct-94
Oct-95
Average Annual Total Return (Class A)*
Average Annual Total Return
                                                                    Class C
                                                               without CDSC
1 Year                                                                 9.9%
Inception (9/2/93)                                                     2.3%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account maximum sales charge of 4.75%
** with dividends

                                     CDSC = contingent deferred sales charge

                                     Performance of B and C classes will differ from performance of A class shown above based on differences in loads and fees paid by shareholders of the different classes.

--------------------------------------------------------------------------------

QUEST FOR VALUE INVESTMENT QUALITY INCOME FUND

OBJECTIVE

Seeks to provide as high a level of current income as possible, consistent with conservation of principal; invests primarily in fixed income obligations, with at least 80% of its holdings, at time of their purchase, being rated A or better and none being below investment grade.

ANNUAL REVIEW

The Investment Quality Income Fund continued its strong performance in the fiscal year ended October 31, 1995, ranking among the top funds in its industry category. Dividends totaled $.707 per Class A share in the year, up from $.680 in the prior fiscal year. The Class A shares produced a total return at net asset value (dividends plus price appreciation) of 20.5% in the latest fiscal year, exceeding the 18.8% return of the Lehman Brothers Corporate Bond Index and the 11.5% average total return for the funds in the Morningstar high-quality corporate bond category. The Fund ranked second best among the 195 funds in this Morningstar universe.

In the second fiscal half ended October 31, 1995, the total return on the Class A shares was 10.3%, surpassing the 9.6% return on the Lehman Brothers Corporate Bond Index and the 6.2% average total return for the funds in the Morningstar high-quality corporate bond category. Since its inception on December 18, 1990, the Fund produced a compound annual total return of 9.5%. The Fund's performance would have been lower if sales charges were taken into account.

On  an annualized basis, the  monthly distribution yield on  the net asset value
(NAV) of the Class A shares was 6.27% as of October 31, 1995. The average maturity of the portfolio was 24.7 years as of October 31, 1995.

The Fund's strong performance in the fiscal year was driven by its investments in quality long-term corporate bonds at a time of rising prices for these securities. During the year, we emphasized investments in noncallable securities, many of which outperformed the market. In addition, at fiscal year end about one-sixth of the portfolio was invested in U.S. dollar-denominated bonds of foreign issuers, primarily Canadian, which provide attractive yields and favorable relative value.

On November 24, 1995, the Fund was merged into the Oppenheimer Bond Fund. All of us at Quest for Value appreciate the opportunity we have had to serve the fixed income investment needs of shareholders and want to thank shareholders for their confidence and trust.

--------------------------------------------------------------------------------
 INVESTMENT REVIEW (CONTINUED)

QUEST FOR VALUE INVESTMENT QUALITY INCOME FUND (CONT'D)

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT* IN
     QUEST FOR VALUE INVESTMENT QUALITY INCOME FUND (CLASS A) FROM 12/31/90 THROUGH 10/31/95 AND TOTAL RETURN ON LEHMAN BROTHERS CORP. BOND INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               QFV INVESTMENT         S&P 500
Dec-90                                                                   $ 9,525         $ 10,000
Oct-91                                                                  $ 10,273         $ 11,364
Oct-92                                                                  $ 11,425         $ 12,627
Oct-93                                                                  $ 13,555         $ 14,541
Oct-94                                                                  $ 12,252         $ 13,785
Oct-95                                                                  $ 14,798         $ 16,378
Average Annual Total Return (Class A)*
                                                                          1 Year        Inception
                                                                           14.8%             8.4%
Average Annual Total Return
                                                                         Class B          Class B               Class C
                                                                 at Maximum CDSC     without CDSC       at Maximum CDSC
1 Year                                                                     14.8%            19.8%                 18.7%
Inception (9/2/93)                                                          2.4%             3.6%                  3.7%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account maximum sales charge of 4.75%
** with dividends

Dec-90
Oct-91
Oct-92
Oct-93
Oct-94
Oct-95
Average Annual Total Return (Class A)*
Average Annual Total Return
                                                                    Class C
                                                               without CDSC
1 Year                                                                19.7%
Inception (9/2/93)                                                     3.7%
Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* after taking into account maximum sales charge of 4.75%
** with dividends

                                     CDSC = contingent deferred sales charge

                                     Performance of B and C classes will differ from performance of A class shown above based on differences in loads and fees paid by shareholders of the different classes.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

QUEST FOR VALUE FUND, INC.

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 19.9%
AUTOMOTIVE -- 6.0%
               Ford Motor Credit Co.
$ 2,400,000    5.72%, 11/20/95                      $  2,392,755
  6,600,000    5.73%, 11/27/95                         6,572,687
               General Motors Acceptance Corp.
    335,000    5.74%, 11/20/95                           333,985
 10,700,000    5.77%, 11/20/95                        10,667,415
                                                    ------------
                                                      19,966,842
                                                    ------------
BANKING -- 1.4%
  4,700,000    Norwest Financial, Inc.
               5.73%, 11/13/95                         4,691,023
                                                    ------------
COMPUTERS -- 0.1%
    430,000    IBM Credit Corp.
               5.70%, 11/06/95                           429,660
                                                    ------------
MACHINERY & ENGINEERING -- 2.1%
               Deere (John) Capital Corp.
  3,300,000    5.71%, 11/13/95                         3,293,719
  3,600,000    5.75%, 11/13/95                         3,593,100
                                                    ------------
                                                       6,886,819
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.1%
               Beneficial Corp.
  1,300,000    5.72%, 11/27/95                         1,294,629
    225,000    5.74%, 11/27/95                           224,067
    800,000    CIT Group Holdings, Inc.
               5.73%, 11/13/95                           798,472
               Household Finance Corp.
 14,200,000    5.72%, 12/04/95                        14,125,545
  1,000,000    5.73%, 11/27/95                           995,862
               Merrill Lynch & Co., Inc.
    500,000    5.72%, 11/06/95                           499,603
 15,345,000    5.75%, 11/06/95                        15,332,745
                                                    ------------
                                                      33,270,923
                                                    ------------
OIL/GAS -- 0.2%
    500,000    Chevron Oil Finance Co.
               5.71%, 11/08/95                           499,445
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $65,744,712)                              $ 65,744,712
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.7%
REAL ESTATE
$ 2,330,921    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $2,198,259)               $  2,330,921
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 79.3%
AEROSPACE -- 6.0%
    127,000    AlliedSignal, Inc.                   $  5,397,500
    177,000    McDonnell Douglas Corp.                14,469,750
                                                    ------------
                                                      19,867,250
                                                    ------------
APPAREL -- 1.4%
    202,600    Warnaco Group, Inc. (Class A)*          4,710,450
                                                    ------------
BANKING -- 3.4%
    110,000    Citicorp                                7,136,250
     81,215    Mellon Bank Corp.                       4,070,902
                                                    ------------
                                                      11,207,152
                                                    ------------
CHEMICALS -- 4.5%
     60,000    du Pont (E.I.) de Nemours & Co.         3,742,500
     81,000    Hercules, Inc.                          4,323,375
     64,000    Monsanto Co.                            6,704,000
                                                    ------------
                                                      14,769,875
                                                    ------------
CONGLOMERATES -- 1.7%
     90,200    General Electric Co.                    5,705,150
                                                    ------------
CONSUMER PRODUCTS -- 1.5%
    149,000    Reebok International Ltd.               5,066,000
                                                    ------------
CONTAINERS -- 2.2%
    160,000    Temple - Inland, Inc.                   7,280,000
                                                    ------------
COSMETICS/TOILETRIES -- 1.5%
     67,800    Avon Products, Inc.                     4,822,275
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 4.8%
    179,000    Becton, Dickinson & Co.                11,635,000
     48,000    Warner-Lambert Co.                      4,086,000
                                                    ------------
                                                      15,721,000
                                                    ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ELECTRONICS -- 5.3%
    177,000    Arrow Electronics, Inc.*             $  8,982,750
    122,000    Intel Corp.                             8,524,750
                                                    ------------
                                                      17,507,500
                                                    ------------
HEALTHCARE SERVICES -- 2.4%
    440,000    Tenet Healthcare Corp.                  7,865,000
                                                    ------------
INSURANCE -- 17.2%
    216,200    Ace Ltd.                                7,350,800
     35,300    AFLAC, Inc.                             1,438,475
     99,000    American International Group, Inc.      8,353,125
    464,200    EXEL Ltd.                              24,834,700
    197,000    Progressive Corp., Ohio                 8,175,500
    101,000    Transamerica Corp.                      6,842,750
                                                    ------------
                                                      56,995,350
                                                    ------------
METALS/MINING -- 2.7%
     66,333    Freeport McMoRan, Inc.                  2,479,208
      8,518    Freeport McMoRan, Copper & Gold
                 (Class A)                               194,849
    279,290    Freeport McMoRan, Copper & Gold
                 (Class B)                             6,353,848
                                                    ------------
                                                       9,027,905
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.8%
    200,000    American Express Co.                    8,125,000
    290,000    Countrywide Credit Industries, Inc.     6,416,250
    214,000    Federal Home Loan Mortgage Corp.       14,819,500
                                                    ------------
                                                      29,360,750
                                                    ------------
PAPER PRODUCTS -- 1.9%
    120,000    Champion International Corp.         $  6,420,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 0.8%
      3,050    Security Capital Realty, Inc. (A)       2,689,844
                                                    ------------
RETAIL -- 6.3%
    373,000    May Department Stores Co.              14,640,250
    140,000    Mercantile Stores Co., Inc.             6,282,500
                                                    ------------
                                                      20,922,750
                                                    ------------
TELECOMMUNICATIONS -- 2.6%
        344    Bell Atlantic Corp.                        21,887
    225,200    Sprint Corp.                            8,670,200
                                                    ------------
                                                       8,692,087
                                                    ------------
TEXTILES -- 1.3%
    340,000    Shaw Industries, Inc.                   4,335,000
                                                    ------------
TOYS/GAMES/HOBBY -- 0.9%
     92,000    Hasbro, Inc.                            2,806,000
                                                    ------------
TRANSPORTATION -- 2.1%
     84,000    CSX Corp.                               7,035,000
                                                    ------------
Total Common Stocks
 (cost -- $190,764,443)                             $262,806,338
                                                    ------------

Total Investments
   (cost -- $258,707,414))                 99.9%  $330,881,971

Other Assets in Excess of
   Other Liabilities                        0.1        429,932
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $331,311,903
                                         ------   ------------
                                         ------   ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         9/15/94      $2,330,921    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            9/15/94          --        3,050    926         882

--------------------------------------------------------------------------------

OPPORTUNITY FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.6%
AUTOMOTIVE -- 2.4%
$15,000,000  General Motors Acceptance Corp.
             5.77%, 11/20/95                      $ 14,954,321
                                                  ------------
BANKING -- 2.8%
             Norwest Financial, Inc.
  1,800,000  5.73%, 11/13/95                         1,796,562
 16,000,000  5.73%, 11/27/95                        15,933,787
                                                  ------------
                                                    17,730,349
                                                  ------------
COMPUTERS -- 0.2%
  1,490,000  IBM Credit Corp.
             5.70%, 11/06/95                         1,488,820
                                                  ------------
MACHINERY & ENGINEERING -- 3.0%
             Deere (John) Capital Corp.
 13,600,000  5.71%, 11/13/95                        13,574,115
  5,235,000  5.74%, 11/13/95                         5,224,984
                                                  ------------
                                                    18,799,099
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 7.1%
             Beneficial Corp.
  1,200,000  5.72%, 11/20/95                         1,196,377
 10,455,000  5.73%, 11/20/95                        10,423,382
  1,800,000  CIT Group Holdings, Inc.
             5.73%, 11/13/95                         1,796,562
 15,980,000  Household Finance Corp.
             5.73%, 11/08/95                        15,962,196
             Merrill Lynch & Co., Inc.
  4,500,000  5.75%, 11/02/95                         4,499,281
 11,475,000  5.75%, 11/06/95                        11,465,836
                                                  ------------
                                                    45,343,634
                                                  ------------
OIL/GAS -- 0.1%
    491,000  Chevron Oil Finance Co.
             5.71%, 11/08/95                           490,455
                                                  ------------
Total Short-Term Corporate Notes
 (cost -- $98,806,678)                            $ 98,806,678
                                                  ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
U.S. TREASURY NOTES -- 0.5%
$ 1,000,000  7.50%, 11/15/01                      $  1,081,410
  1,000,000  7.50%, 5/15/02                          1,086,410
    550,000  7.875%, 4/15/98                           577,241
    550,000  7.875%, 8/15/01                           603,537
                                                  ------------
Total U.S. Treasury Notes
 (cost -- $3,143,397)                             $  3,348,598
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
COMMON STOCKS -- 85.0%
AEROSPACE -- 9.0%
    100,000  Loral Corp.                          $  2,962,500
    525,000  McDonnell Douglas Corp.                42,918,750
    200,000  Northrop Grumman Corp.                 11,450,000
                                                  ------------
                                                    57,331,250
                                                  ------------
AIRLINES -- 1.0%
    100,000  AMR Corp.*                              6,600,000
                                                  ------------
BANKING -- 13.6%
    525,000  Citicorp                               34,059,375
     34,100  First Empire State Corp.                6,709,175
    450,000  Mellon Bank Corp.                      22,556,250
    110,000  Wells Fargo & Co.                      23,113,750
                                                  ------------
                                                    86,438,550
                                                  ------------
CASINOS/GAMING -- 2.9%
    750,000  Harrahs Entertainment, Inc.            18,562,500
                                                  ------------
CHEMICALS -- 4.4%
    260,000  du Pont (E.I.) de Nemours & Co.        16,217,500
    220,000  Hercules, Inc.                         11,742,500
                                                  ------------
                                                    27,960,000
                                                  ------------
CONSUMER PRODUCTS -- 3.2%
    600,000  Reebok International Ltd.              20,400,000
                                                  ------------
COSMETICS/TOILETRIES -- 0.7%
     60,600  Avon Products, Inc.                     4,310,175
                                                  ------------
DRUGS & MEDICAL PRODUCTS -- 2.8%
    275,000  Becton, Dickinson & Co.                17,875,000
                                                  ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
ELECTRONICS -- 8.1%
    460,000  Intel Corp.                          $ 32,142,500
    200,000  National Semiconductor Corp.*           4,875,000
     50,000  Raychem Corp.                           2,318,750
    440,000  Unitrode Corp.*                        11,825,000
                                                  ------------
                                                    51,161,250
                                                  ------------
INSURANCE -- 3.2%
    300,000  EXEL Ltd.                              16,050,000
     60,000  Transamerica Corp.                      4,065,000
                                                  ------------
                                                    20,115,000
                                                  ------------
METALS/MINING -- 5.2%
     83,333  Freeport McMoRan, Inc.                  3,114,583
  1,302,100  Freeport McMoRan Copper & Gold
               (Class B)                            29,622,775
                                                  ------------
                                                    32,737,358
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.5%
    250,000  American Express Co.                   10,156,250
    500,000  Countrywide Credit Industries, Inc.    11,062,500
    500,000  Federal Home Loan Mortgage Corp.       34,625,000
    100,000  Federal National Mortgage Assoc.       10,487,500
                                                  ------------
                                                    66,331,250
                                                  ------------
OIL/GAS -- 6.0%
     80,000  Mapco, Inc.                             4,120,000
    610,000  Tenneco, Inc.                          26,763,750
    149,300  Triton Energy Corp.*                    6,961,113
                                                  ------------
                                                    37,844,863
                                                  ------------
PAPER PRODUCTS -- 7.2%
    535,000  Champion International Corp.           28,622,500
    325,000  Scott Paper Co.                        17,306,250
                                                  ------------
                                                    45,928,750
                                                  ------------
TELECOMMUNICATIONS -- 1.8%
    300,000  Sprint Corp.                           11,550,000
                                                  ------------
TEXTILES -- 2.4%
    155,000  Collins & Aikman Corp.*              $  1,240,000
  1,100,000  Shaw Industries, Inc.                  14,025,000
                                                  ------------
                                                    15,265,000
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
TOYS/GAMES/HOBBY -- 2.7%
    600,000  Mattel, Inc.                           17,250,000
                                                  ------------
OTHER -- 0.3%
     40,000  Alliant Techsystems, Inc.*              1,860,000
                                                  ------------
Total Common Stocks
 (cost -- $440,332,557)                           $539,520,946
                                                  ------------
------------------------------------------------------
WARRANTS                                          VALUE
------------------------------------------------------
WARRANTS -- 0.0%
HEALTHCARE SERVICES
         34  Laboratory Corp. of America
               Holdings
             (cost -- $81)                        $         21
                                                  ------------

Total Investments
 (cost -- $542,282,713)                   101.1%  $641,676,243

Other Liabilities in Excess of
   Other Assets                            (1.1)    (7,165,129)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $634,511,114
                                         ------   ------------
                                         ------   ------------

SMALL CAPITALIZATION FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.1%
AUTOMOTIVE -- 1.8%
$ 2,758,000    General Motors Acceptance Corp.
               5.81%, 11/06/95                      $  2,755,774
                                                    ------------
BANKING -- 4.0%
  6,000,000    Norwest Financial, Inc.
               5.73%, 11/14/95                         5,987,585
                                                    ------------
INSURANCE -- 4.7%
  7,000,000    Prudential Funding Corp.
               5.73%, 11/27/95                         6,971,031
                                                    ------------

* Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
MACHINERY & ENGINEERING -- 1.8%
               Deere (John) Capital Corp.
$ 1,560,000    5.71%, 11/13/95                      $  1,557,031
  1,074,000    5.75%, 11/13/95                         1,071,942
                                                    ------------
                                                       2,628,973
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.8%
  3,635,000    Beneficial Corp.
               5.73%, 11/22/95                         3,622,850
    575,000    Household Finance Corp.
               5.72%, 11/13/95                           573,904
                                                    ------------
                                                       4,196,754
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $22,540,117)                              $ 22,540,117
                                                    ------------
CORPORATE NOTES & BONDS -- 0.4%
AUTOMOTIVE -- 0.0%
$    62,950    Collins Industries, Inc.
               8.75%, 1/11/00                       $     57,577
                                                    ------------
OIL/GAS -- 0.4%
    500,000    Global Marine, Inc.
               12.75%, 12/15/99                          552,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $585,111)                                 $    610,077
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 0.9%
REAL ESTATE
$ 1,404,189    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $1,325,889)               $  1,404,189
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
RETAIL
     36,000    Family Bargain Corp.
                 $0.95 Conv. Pfd.
                 (cost -- $360,000)                 $    220,500
                                                    ------------
COMMON STOCKS -- 84.4%
ADVERTISING -- 6.2%
     77,600    Katz Media Group, Inc.*              $  1,396,800
     30,000    Omnicom Group, Inc.                     1,916,250
    292,400    True North Communications               5,921,100
                                                    ------------
                                                       9,234,150
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
AEROSPACE -- 0.5%
     97,500    BE Aerospace, Inc.*                  $    767,813
                                                    ------------
AUTOMOTIVE -- 1.7%
    126,000    Collins Industries, Inc.*                 259,875
    120,100    Masland Corp.                           1,681,400
     70,000    Sudbury, Inc.*                            586,250
                                                    ------------
                                                       2,527,525
                                                    ------------
BUILDING & CONSTRUCTION -- 5.8%
     57,300    Carlisle Cos., Inc.                     2,356,462
    190,547    D.R. Horton, Inc.                       2,119,835
     26,500    Insituform Technologies (Class A)*        331,250
    204,000    Martin Marietta Materials, Inc.         3,876,000
                                                    ------------
                                                       8,683,547
                                                    ------------
CHEMICALS -- 1.7%
     86,400    OM Group, Inc.                          2,505,600
                                                    ------------
COMPUTER SERVICES -- 3.6%
    149,900    BancTec, Inc.*                          2,810,625
     52,000    DST Systems, Inc.                       1,092,000
    114,000    Exabyte Corp.*                          1,474,875
                                                    ------------
                                                       5,377,500
                                                    ------------
CONTAINERS -- 1.9%
    169,000    Shorewood Packaging Corp.*              2,830,750
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 1.9%
     49,900    Amerisource Health Corp. (Class A)      1,359,775
     33,900    Sybron International Corp. -
                 Wisconsin*                            1,440,750
                                                    ------------
                                                       2,800,525
                                                    ------------
ELECTRONICS -- 8.9%
     35,700    Arrow Electronics, Inc*                 1,811,775
    174,900    EG&G, Inc.                              3,257,512
    146,500    Marshall Industries*                    5,164,125
    111,000    Oak Industries, Inc.*                   2,317,125
     26,200    Unitrode Corp.*                           704,125
                                                    ------------
                                                      13,254,662
                                                    ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ENTERTAINMENT -- 0.2%
     25,000    Hollywood Park, Inc.*                $    243,750
                                                    ------------

FOOD SERVICES -- 1.0%
     70,000    IHOP Corp.*                             1,505,000
                                                    ------------
HEALTHCARE SERVICES -- 2.8%
     16,000    Charter Medical Corp.*                    288,000
     20,000    Community Health Systems, Inc.*           635,000
     51,900    Dentsply International, Inc.            1,790,550
     54,000    SpaceLabs Medical, Inc.*                1,390,500
                                                    ------------
                                                       4,104,050
                                                    ------------

HOUSEHOLD PRODUCTS -- 2.4%
    120,000    Singer Co.                              2,820,000
     35,000    The Rival Co.                             682,500
                                                    ------------
                                                       3,502,500
                                                    ------------

INSURANCE -- 5.3%
     47,000    Ace Ltd.                                1,598,000
     62,800    Capsure Holdings Corp.*                   855,650
    119,400    E.W. Blanch Holdings, Inc.              2,298,450
    112,500    Guaranty National Corp.                 1,603,125
      7,000    Horace Mann Educators Corp.               186,375
     64,200    Prudential Reinsurance Holdings,
                 Inc.                                  1,308,075
                                                    ------------
                                                       7,849,675
                                                    ------------
LEASING -- 1.1%
    101,700    Interpool, Inc.*                        1,627,200
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------

MACHINERY & ENGINEERING -- 6.0%
     50,000    Baldwin Technologies Co., Inc
                 (Class A)*                         $    268,750
     40,000    Briggs & Stratton Corp.                 1,615,000
     52,100    BW/IP Holdings, Inc. (Class A)            872,675
    145,000    Crane Co.                               5,129,375
     67,400    Harmon Industries, Inc.                   994,150
                                                    ------------
                                                       8,879,950
                                                    ------------
MANUFACTURING -- 1.9%
     94,000    North American Watch Corp.              1,703,750
     50,000    Pall Corp.                              1,218,750
                                                    ------------
                                                       2,922,500
                                                    ------------
METALS/MINING -- 0.4%
     70,000    Olympic Steel, Inc.*                      568,750
                                                    ------------
OFFICE EQUIPMENT -- 0.8%
     60,600    Nu-Kote Holdings, Inc. (Class A)*       1,257,450
                                                    ------------
OIL/GAS -- 6.4%
     92,800    Aquila Gas Pipeline Corp.               1,020,800
     84,000    Belden & Blake Corp.*                   1,219,313
    200,000    Global Natural Resources, Inc.*         2,000,000
    137,500    Noble Drilling Corp.*                     962,500
    165,000    Petroleum Heat & Power Co., Inc.
                 (Class A)                             1,278,750
    105,400    St. Mary Land & Exploration Co.         1,409,725
     34,000    Triton Energy Corp.*                    1,585,250
                                                    ------------
                                                       9,476,338
                                                    ------------
PAPER PRODUCTS -- 1.8%
    422,000    Repap Enterprises, Inc.*                2,663,875
                                                    ------------
PRINTING/PUBLISHING -- 1.4%
     69,000    International Imaging Materials,
                 Inc.                                  1,742,250
     20,000    Merrill Corp.                             320,000
                                                    ------------
                                                       2,062,250
                                                    ------------

 * Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 8.7%
    151,800    Cousins Properties, Inc.             $  2,637,525
     44,000    Post Properties, Inc.                   1,320,000
    231,600    Security Capital Industrial Trust,
                 Inc.                                  3,792,450
    199,363    Security Capital Pacific Trust,
                 Inc.                                  3,563,614
      1,800    Security Capital Realty, Inc. (A)       1,587,600
                                                    ------------
                                                      12,901,189
                                                    ------------
RETAIL -- 0.7%
     10,900    Blair Corp.                               321,550
     60,000    The Maxim Group, Inc.*                    780,000
                                                    ------------
                                                       1,101,550
                                                    ------------
TELECOMMUNICATIONS -- 1.2%
     94,500    ECI Telecommunications Ltd.             1,795,500
                                                    ------------
TEXTILES -- 4.8%
     89,000    Collins & Aikman Corp.*                   712,000
     64,000    Culp, Inc.                                624,000
     42,700    Fab Industries, Inc.                    1,248,975
    149,600    Mohawk Industries, Inc.*                2,244,000
    110,500    WestPoint Stevens, Inc.*                2,334,313
                                                    ------------
                                                       7,163,288
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 2.6%
     55,900    Morningstar Group, Inc.*                  433,225
    111,800    Ralcorp Holdings, Inc.                  2,571,400
     84,700    Sylvan, Inc.*                             899,937
                                                    ------------
                                                       3,904,562
                                                    ------------
TRANSPORTATION -- 0.1%
      8,000    MTL, Inc.*                                117,000
                                                    ------------
UTILITIES -- 1.5%
     34,600    Sithe Energies, Inc.*                     246,525
     96,000    UGI Corp.                               2,016,000
                                                    ------------
                                                       2,262,525
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
OTHER -- 1.1%
     93,300    McGrath RentCorp.                    $  1,632,750
                                                    ------------
Total Common Stocks
 (cost -- $116,900,149)                             $125,523,724
                                                    ------------

Total Investments
   (cost -- $141,711,266)                 101.0%  $150,298,607
Other Liabilities in Excess of
   Other Assets                            (1.0)    (1,483,609)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $148,814,998
                                         ------   ------------
                                         ------   ------------

GROWTH AND INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 1.9%
AUTOMOTIVE -- 0.4%
$   200,000    Ford Motor Credit Co.
               5.73%, 11/06/95                      $    199,841
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 1.5%
               Beneficial Corp.
    447,000    5.72%, 11/02/95                           446,929
    230,000    5.74%, 11/15/95                           229,486
                                                    ------------
                                                         676,415
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $876,256)                                 $    876,256
                                                    ------------
CORPORATE NOTES & BONDS -- 18.2%
CASINOS/GAMING -- 1.9%
$ 1,000,000    Harrah's Jazz Co.
                 14.25%, 11/15/01                   $    875,000
                                                    ------------
COSMETICS/TOILETRIES -- 3.8%
  2,000,000    Playtex Family Products Corp.
                 9.00%, 12/15/03                       1,790,000
                                                    ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         6/16/94      $1,404,189    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            8/02/93          --        1,800    684         882

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
PRINCIPAL                                                  VALUE
AMOUNT
------------------------------------------------------
ENTERTAINMENT -- 3.7%
$ 5,000,000    Time Warner, Inc.
                 Zero Coupon, 12/17/12              $  1,725,000
                                                    ------------
FOOD SERVICES -- 0.9%
  1,000,000    Shoney's, Inc.
                 Zero Coupon, 4/11/04                    402,500
                                                    ------------
OIL/GAS -- 3.7%
  2,000,000    Triton Energy Corp.
                 Zero Coupon, 11/01/97                 1,700,000
                                                    ------------
TELECOMMUNICATIONS -- 4.2%
  1,000,000    Comcast Corp.
                 10.625%, 7/15/12                      1,097,500
  1,500,000    Nextel Communications, Inc.
                 0.00/11.50%, 9/01/03**                  870,000
                                                    ------------
                                                       1,967,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $8,705,038)                               $  8,460,000
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 6.5%
MANUFACTURING
$ 4,000,000    Mascotech, Inc.
                 4.50%, 12/15/03
                 (cost -- $3,042,591)               $  3,040,000
                                                    ------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 72.6%
AEROSPACE -- 4.4%
     25,000    McDonnell Douglas Corp.              $  2,043,750
                                                    ------------
AUTOMOTIVE -- 3.8%
     40,000    General Motors Corp.                    1,750,000
                                                    ------------
BANKING -- 7.6%
     32,000    Citicorp                                2,076,000
     50,000    U.S. Bancorp                            1,481,250
                                                    ------------
                                                       3,557,250
                                                    ------------
CHEMICALS -- 2.7%
     20,000    du Pont (E.I.) de Nemours & Co.         1,247,500
                                                    ------------
COMPUTER SOFTWARE -- 1.1%
      5,000    Microsoft Corp.*                     $    500,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONGLOMERATES -- 3.4%
    100,000    Canadian Pacific Ltd.                   1,600,000
                                                    ------------
CONTAINERS -- 3.9%
     40,000    Temple-Inland, Inc.                     1,820,000
                                                    ------------
ELECTRONICS -- 0.2%
      1,000    Intel Corp.                                69,875
                                                    ------------
HEALTHCARE SERVICES -- 1.0%
     10,000    Columbia/HCA Healthcare Corp.             491,250
                                                    ------------
HOUSEHOLD PRODUCTS -- 4.0%
     40,000    Premark International, Inc.             1,850,000
                                                    ------------
INSURANCE -- 6.8%
     15,000    Ace, Ltd.                                 510,000
     10,000    AFLAC, Inc.                               407,500
     30,000    Progressive Corp., Ohio                 1,245,000
     20,000    Travelers, Inc.                         1,010,000
                                                    ------------
                                                       3,172,500
                                                    ------------
MACHINERY & ENGINEERING -- 3.9%
     45,000    Briggs & Stratton Corp.                 1,816,875
                                                    ------------
MEDIA/BROADCASTING -- 4.0%
     20,000    Tele-Communications Liberty Media
                 Group (Series A)*                       492,500
     80,000    Tele-Communications TCI Group
                 (Series A)*                           1,360,000
                                                    ------------
                                                       1,852,500
                                                    ------------
METALS/MINING -- 6.6%
    133,687    Freeport McMoRan, Copper & Gold
                 (Class A)                             3,058,090
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 0.5%
      1,000    Countrywide Credit Industries, Inc.        22,125
      3,000    Federal Home Loan Mortgage Corp.          207,750
                                                    ------------
                                                         229,875
                                                    ------------
OIL/GAS -- 1.6%
     10,000    Triton Energy Corp.*                 $    466,250
     15,000    Union Texas Petroleum Holdings,
                 Inc.                                    270,000
                                                    ------------
                                                         736,250
                                                    ------------

 * Non-income producing security.

** Represents a step-up floater which will receive 0.00% interest until 9/01/98, then will "step-up" to 11.50% until maturity.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
PAPER PRODUCTS -- 4.0%
     35,000    Champion International Corp.            1,872,500
                                                    ------------
TELECOMMUNICATIONS -- 4.5%
     55,000    Sprint Corp.                            2,117,500
                                                    ------------
TEXTILES -- 8.6%
     20,000    Shaw Industries, Inc.                     255,000
     50,000    Unifi, Inc.                             1,125,000
     55,000    VF Corp.                                2,633,125
                                                    ------------
                                                       4,013,125
                                                    ------------
Total Common Stocks
 (cost -- $30,820,524)                              $ 33,798,840
                                                    ------------

Total Investments
   (cost -- $43,444,409)                   99.2%  $ 46,175,096
Other Assets in Excess of
   Other Liabilities                        0.8        358,263
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 46,533,359
                                         ------   ------------
                                         ------   ------------

U.S. GOVERNMENT INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 24.6%
$28,300,000    J.P. Morgan, 5.85%, 11/01/95
                 (proceeds at maturity:
                 $28,304,599, collateralized by
                 $27,265,000 par, $28,866,819
                 value, U.S. Treasury Notes,
                 7.50%, 10/31/99)
                 (cost -- $28,300,000)              $ 28,300,000
                                                    ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.6%
$   652,460    9.50%, 12/01/02 - 11/01/03
               (cost -- $657,455)                   $    679,981
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION I -- 43.6%
$19,729,923    7.00%, 2/15/22 - 11/15/23            $ 19,594,181
 10,813,268    7.50%, 2/15/22 - 5/15/24               10,955,138
  7,998,232    8.00%, 4/15/02 - 5/15/25                8,250,767
 10,522,241    8.50%, 6/15/01 - 9/15/24               10,956,944
    449,937    10.50%, 1/15/98 - 12/15/00                472,573
                                                    ------------
Total Government National Mortgage
 Association I (cost -- $50,865,933)                $ 50,229,603
                                                    ------------
U.S. TREASURY NOTES -- 30.4%
$15,000,000    5.875%, 8/15/98                      $ 15,070,350
  5,000,000    6.125%, 5/31/97                         5,035,950
 14,000,000    7.75%, 11/30/99                        14,975,660
                                                    ------------
Total U.S. Treasury Notes
 (cost -- $34,397,838)                              $ 35,081,960
                                                    ------------

Total Investments
 (cost -- $114,221,226)                      99.2%  $114,291,544
                                           ------   ------------

------------------------------------------------
PRINCIPAL
AMOUNT
SUBJECT
TO PUT                                                     VALUE
------------------------------------------------------

WRITTEN PUT OPTIONS OUTSTANDING -- (0.1%)
$25,000,000  U.S. Treasury Notes, 6.125%,
               9/30/00, expiring Nov. '95, strike
               @ $101.3125
               (premium received: $132,812)         $   (117,188)
                                                    ------------

Other Assets in Excess of
 Other Liabilities                           0.9       1,067,411
                                           ------   ------------
TOTAL NET ASSETS                           100.0 %  $115,241,767
                                           ------   ------------
                                           ------   ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

INVESTMENT QUALITY INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 4.5%
MISCELLANEOUS FINANCIAL SERVICES
$ 1,800,000    Beneficial Corp.
                 5.75%, 11/06/95                    $  1,798,563
    570,000    Household Finance Corp.
                 5.73%, 11/06/95                         569,546
    425,000    Merrill Lynch & Co., Inc.
                 5.75%, 11/02/95                         424,932
                                                    ------------
Total Short-Term Corporate Notes
(cost -- $2,793,041)                                $  2,793,041
                                                    ------------
CORPORATE NOTES & BONDS -- 93.6%
AEROSPACE -- 3.4%
$ 2,000,000    Boeing Co.
                 7.50%, 8/15/42                     $  2,092,300
                                                    ------------
AIRLINES -- 2.9%
  1,000,000    American Airlines
                 9.73%, 9/29/14                        1,133,870
    550,000    Delta Air Lines, Inc.
                 10.375%, 2/01/11                        650,551
                                                    ------------
                                                       1,784,421
                                                    ------------
AUTOMOTIVE -- 3.6%
  2,000,000    Ford Motor Credit Co. (A)
                 8.875%, 11/15/22                      2,234,600
                                                    ------------
BANKING -- 6.5%
     70,000    NatWest Bancorp, Inc.
                 9.375%, 11/15/03                         81,979
  1,300,000    NCNB Corp.
                 10.20%, 7/15/15                       1,680,731
    500,000    RBSG Capital Corp.
                 10.125%, 3/01/04                        606,020
  1,500,000    Westpac Banking Corp.
                 9.125%, 8/15/01                       1,680,810
                                                    ------------
                                                       4,049,540
                                                    ------------
CHEMICALS -- 1.0%
    500,000    Rohm & Haas Co.
                 9.50%, 4/01/21                          607,720
                                                    ------------
CONGLOMERATES -- 4.0%
  2,000,000    Canadian Pacific Ltd.
                 9.45%, 8/01/21                        2,517,380
                                                    ------------
ENTERTAINMENT -- 5.2%
  3,000,000    Time Warner, Inc.
                 9.15%, 2/01/23                        3,253,800
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
INSURANCE -- 11.6%
$ 1,000,000    Aetna Life & Casualty Co.
                 8.00%, 1/15/17                     $  1,015,020
  1,200,000    Capital Holding Corp.
                 8.75%, 1/15/17                        1,263,636
  2,000,000    CNA Financial Corp.
                 7.25%, 11/15/23                       1,900,200
  3,000,000    Torchmark, Inc.
                 7.875%, 5/15/23                       3,064,440
                                                    ------------
                                                       7,243,296
                                                    ------------
LEASING -- 2.7%
  1,600,000    Ryder Systems, Inc.
                 8.75%, 3/15/17                        1,712,464
                                                    ------------
MACHINERY & ENGINEERING -- 3.3%
  1,750,000    Caterpillar, Inc.
                 9.75%, 6/01/19                        2,056,373
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.4%
     20,000    Beneficial Corp.
                 12.875%, 8/01/13                         24,110
  1,500,000    BHP Finance USA Ltd.
                 8.50%, 12/01/12                       1,700,430
               Lehman Brothers, Inc.
    865,000    9.875%, 10/15/00                          955,280
    115,000    10.00%, 5/15/99                           127,045
    205,000    Midland American Capital Corp.
                 12.75%, 11/15/03                        240,533
  3,000,000    Prudential Funding Corp.
                 6.75%, 9/15/23 (B)                    2,672,760
  1,250,000    Source One Mortgage Services Corp.
                 9.00%, 6/01/12                        1,363,087
                                                    ------------
                                                       7,083,245
                                                    ------------
OIL/GAS -- 5.9%
  3,000,000    Occidental Petroleum Corp.
                 11.125%, 6/01/19                      3,677,430
                                                    ------------
PAPER PRODUCTS -- 0.2%
    100,000    Union Camp Corp.
                 10.00%, 5/01/19                         113,709
                                                    ------------
PIPELINES -- 3.1%
  1,500,000    TransCanada Pipelines Ltd.
                 9.875%, 1/01/21                       1,930,965
                                                    ------------
RETAIL -- 1.3%
               May Department Stores Co.
    250,000    9.875%, 6/01/17                           276,337
    405,000    10.625%, 11/01/10                         541,542
                                                    ------------
                                                         817,879
                                                    ------------

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
TELECOMMUNICATIONS -- 11.8%
$ 2,500,000    New York Telephone Co.
                 9.375%, 7/15/31                    $  2,965,900
  2,000,000    Pacific Bell
                 8.50%, 8/15/31                        2,191,900
  2,000,000    Southern New England Telephone Co.
                 8.70%, 8/15/31                        2,168,720
                                                    ------------
                                                       7,326,520
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.5%
  2,000,000    American Brands, Inc.
                 7.875%, 1/15/23                       2,153,300
                                                    ------------
UTILITIES -- 7.0%
  2,000,000    Hydro-Quebec
                 8.50%, 12/01/29                       2,203,280
  2,000,000    Southern California Edison Co.
                 8.875%, 6/01/24                       2,140,540
                                                    ------------
                                                       4,343,820
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------

OTHER -- 5.2%
$ 1,447,305    DLJ Mortgage Acceptance Corp.
                 8.75%, 11/25/24                    $  1,471,276
  1,500,000    Nova Scotia (Province of)
                 8.875%, 7/01/19                       1,733,370
                                                    ------------
                                                       3,204,646
                                                    ------------
Total Corporate Notes & Bonds
  (cost -- $54,144,780)                             $ 58,203,408
                                                    ------------

Total Investments
  (cost -- $56,937,821)                   98.1 %  $ 60,996,449
Other Assets in Excess of
  Other Liabilities                        1.9       1,192,720
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 62,189,169
                                         ------   ------------
                                         ------   ------------

(A) Security segregated (partial) as collateral for open futures contracts. The aggregate market value of such security is $558,650.

(B) Resale of the security is restricted to qualified institutional investors.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                         QUEST FOR                     SMALL        GROWTH          U.S.      INVESTMENT
                                        VALUE FUND,   OPPORTUNITY   CAPITALIZATION     AND       GOVERNMENT     QUALITY
                                            INC.          FUND          FUND      INCOME FUND   INCOME FUND   INCOME FUND
                                        ------------  ------------  ------------  -----------   ------------  -----------
ASSETS
  Investments, at value (cost --
   $258,707,414, $542,282,713,
   $141,711,266, $43,444,409,
   $85,921,226 and $56,937,821,
   respectively)......................  $330,881,971  $641,676,243  $150,298,607  $46,175,096   $ 85,991,544  $60,996,449
  Repurchase agreement
   (cost -- $28,300,000)..............            --            --           --           --      28,300,000          --
  Cash................................        45,640       547,052      554,656       43,048         147,175      59,556
  Receivable for fund shares sold.....       530,951     3,886,531      429,526      135,588         112,467      66,286
  Dividends receivable                       243,046       997,122       50,222       40,770              --          --
  Interest receivable.................        70,681        80,486       85,156      232,993       1,100,769   1,428,564
  Receivable for investments sold.....            --     3,775,999    1,519,249           --              --          --
  Receivable for mortgage
   prepayments........................            --            --           --           --           9,512          --
  Deferred organization expenses......            --            --           --       19,361              --       1,598
  Other assets........................        39,549        22,478       12,365       17,891          30,144      12,304
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Assets......................   331,811,838   650,985,911  152,949,781   46,664,747     115,691,611  62,564,757
                                        ------------  ------------  ------------  -----------   ------------  -----------
LIABILITIES
  Written put options outstanding, at
   value (premiums received:
   $132,812)..........................            --            --           --           --         117,188          --
  Payable for fund shares redeemed....       246,415       541,931      381,171       39,485          94,741     182,432
  Distribution fee payable............        57,478       218,953       31,207        9,227          13,696      14,560
  Investment advisory fee payable.....        54,437       103,767       24,467        6,603          11,374       6,111
  Payable for investments purchased...            --    15,310,750    3,596,750           --              --          --
  Dividends payable...................            --            --           --           --         100,543      79,161
  Payable for futures variation
   margin.............................            --            --           --           --              --      33,750
  Other payables and accrued
   expenses...........................       141,605       299,396      101,188       76,073         112,302      59,574
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Liabilities.................       499,935    16,474,797    4,134,783      131,388         449,844     375,588
                                        ------------  ------------  ------------  -----------   ------------  -----------
NET ASSETS
  Par value...........................    22,865,787       259,205       86,170       42,633         102,228      57,180
  Paid-in-surplus.....................   211,941,042   523,701,982  131,509,611   41,486,396     124,603,694  59,929,025
  Accumulated undistributed net
   investment income (loss)...........     2,115,981     3,043,582      817,130       62,229        (100,543)     (1,302)
  Accumulated undistributed net
   realized gain (loss) on
   investments........................    22,214,536     8,112,815    7,814,746    2,211,414      (9,449,554) (1,441,862)
  Net unrealized appreciation on
   investments........................    72,174,557    99,393,530    8,587,341    2,730,687          85,942   3,646,128
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Net Assets..................  $331,311,903  $634,511,114  $148,814,998  $46,533,359   $115,241,767  $62,189,169
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS A:
  Fund shares outstanding.............    19,476,461    14,934,153    6,717,417    3,395,059       9,111,820   4,144,692
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value per share...........  $      14.51  $      24.59  $     17.31   $    10.92    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Maximum offering price per share*...  $      15.35  $      26.02  $     18.32   $    11.46    $      11.83  $    11.42
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS B:
  Fund shares outstanding.............     2,682,851     8,945,500    1,369,612      700,417         855,263   1,207,703
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.37  $      24.33  $     17.11   $    10.88    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS C:
  Fund shares outstanding.............       706,475     2,040,801      529,946      167,833         255,735     365,603
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.35  $      24.31  $     17.11   $    10.89    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------

*Sales charges decrease on purchases of $50,000 or higher.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                GROWTH
                                  QUEST FOR                      SMALL           AND          U.S.       INVESTMENT
                                    VALUE      OPPORTUNITY   CAPITALIZATION     INCOME     GOVERNMENT      QUALITY
                                 FUND, INC.       FUND           FUND            FUND      INCOME FUND   INCOME FUND
                                 -----------   -----------   -------------    ----------   -----------   -----------
INVESTMENT INCOME
  Dividends*...................  $4,933,153    $5,805,392    $  1,902,266     $ 693,240    $       --    $       --
  Interest.....................   2,545,437     4,798,092       1,684,966     1,089,203     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total investment income....   7,478,590    10,603,484       3,587,232     1,782,443     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
OPERATING EXPENSES
  Investment advisory fees
   (note 2a)...................   2,893,435     3,923,159       1,456,594       333,289       755,883       351,860
  Distribution fees (note
   2c).........................   1,607,236     2,665,031         859,394       191,723       455,179       311,219
  Transfer and dividend
   disbursing agent fees (note
   1i).........................     330,355       410,006         206,267        73,852       130,367        71,201
  Accounting service fees (note
   2b).........................          --       103,747         108,951       112,800       121,310       105,362
  Registration fees............      54,800       141,636          34,952        34,042        32,098        33,871
  Custodian fees...............      40,216        47,751          22,819        18,724        70,657        21,556
  Reports and notices to
   shareholders................      40,057        44,869          27,492         8,814        17,517        10,688
  Auditing, consulting and tax
   return preparation fees.....      24,597        18,515          18,514        14,435        40,367        17,355
  Directors'(Trustees') fees
   and expenses................      17,270        17,270          17,270         8,870        17,270        17,270
  Legal fees...................      11,749        10,120           7,222         4,721         6,836         5,236
  Amortization of deferred
   organization expenses (note
   1c).........................          --            --              --        19,148            --        12,374
  Miscellaneous................      19,575        13,337           9,189         4,500        14,726         5,566
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total operating expenses...   5,039,290     7,395,441       2,768,664       824,918     1,662,210       963,558
    Less: Investment advisory
     fees waived (note 2a).....          --            --              --        (8,286)           --       (42,245)
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net operating expenses...   5,039,290     7,395,441       2,768,664       816,632     1,662,210       921,313
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net investment income....   2,439,300     3,208,043         818,568       965,811     7,232,730     3,951,646
                                 -----------   -----------   -------------    ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
   security transactions.......  22,321,532     8,125,065       8,630,413     2,227,731    (3,475,568)      (24,232)
  Net realized loss on option
   transactions (note 1f)......          --            --              --            --      (267,734)           --
  Net realized loss on futures
   transactions (note 1g)......          --            --         (86,670)           --            --      (464,750)
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss) on
     investments...............  22,321,532     8,125,065       8,543,743     2,227,731    (3,743,302)     (488,982)
  Net change in unrealized
   appreciation (depreciation)
   on investments..............  39,322,642    85,013,107       3,040,965     2,324,387     9,332,957     7,336,722
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss)
     and change in unrealized
     appreciation
     (depreciation) on
     investments...............  61,644,174    93,138,172      11,584,708     4,552,118     5,589,655     6,847,740
                                 -----------   -----------   -------------    ----------   -----------   -----------
  Net increase in net assets
   resulting from operations...  $64,083,474   $96,346,215   $ 12,403,276     $5,517,929   $12,822,385   $10,799,386
                                 -----------   -----------   -------------    ----------   -----------   -----------
                                 -----------   -----------   -------------    ----------   -----------   -----------


* Net of withholding taxes of $6,473, $732 and $1,752 for Quest for Value, Small Capitalization and Growth and Income, respectively.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               QUEST FOR VALUE FUND,
                                                                        INC.                OPPORTUNITY FUND
                                                               YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                              ------------------------  ------------------------
                                                                 1995         1994         1995         1994
                                                              -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss)..............................  $ 2,439,300  $ 1,726,225  $ 3,208,043  $ 1,397,364
  Net realized gain (loss) on investments...................   22,321,532   16,664,331    8,125,065    7,139,720
  Net change in unrealized appreciation (depreciation) on
   investments..............................................   39,322,642   (6,250,090)  85,013,107    4,721,481
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................   64,083,474   12,140,466   96,346,215   13,258,565
                                                              -----------  -----------  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income -- Class A..........................   (1,649,576)    (819,873)  (1,066,642)  (2,269,483)
  Net investment income -- Class B..........................     (108,497)     (11,801)    (335,822)     (98,258)
  Net investment income -- Class C..........................      (29,366)      (2,040)     (56,920)     (21,098)
  Net realized gains -- Class A.............................  (15,501,438)  (9,227,704)  (5,314,298)  (1,498,248)
  Net realized gains -- Class B.............................   (1,014,005)    (115,604)  (1,562,718)     (30,484)
  Net realized gains -- Class C.............................     (255,884)     (11,081)    (267,734)     (11,476)
  Tax return of capital -- Class A..........................           --           --           --           --
  Tax return of capital -- Class B..........................           --           --           --           --
  Tax return of capital -- Class C..........................           --           --           --           --
                                                              -----------  -----------  -----------  -----------
    Total dividends and distributions to shareholders.......  (18,558,766) (10,188,103)  (8,604,134)  (3,929,047)
                                                              -----------  -----------  -----------  -----------
FUND SHARE TRANSACTIONS
  CLASS A
  Net proceeds from sales...................................   53,027,793   61,908,256  201,988,591   90,332,759
  Reinvestment of dividends and distributions...............   16,047,556    9,385,655    6,034,648    3,405,284
  Cost of shares redeemed...................................  (64,462,161) (80,014,950) (60,771,127) (65,200,453)
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) -- Class A......................    4,613,188   (8,721,039) 147,252,112   28,537,590
                                                              -----------  -----------  -----------  -----------
  CLASS B
  Net proceeds from sales...................................   22,392,431   12,409,864  160,670,137   40,604,196
  Reinvestment of dividends and distributions...............    1,045,812      123,599    1,804,130      124,021
  Cost of shares redeemed...................................   (3,681,109)    (544,061) (14,031,965)  (1,026,439)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class B.................................   19,757,134   11,989,402  148,442,302   39,701,778
                                                              -----------  -----------  -----------  -----------
  CLASS C
  Net proceeds from sales...................................    6,835,837    3,521,667   40,882,367    6,945,412
  Reinvestment of dividends and distributions...............      280,898       13,020      314,274       32,567
  Cost of shares redeemed...................................   (1,738,997)    (271,901)  (4,067,767)    (254,081)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class C.................................    5,377,738    3,262,786   37,128,874    6,723,898
                                                              -----------  -----------  -----------  -----------
  Total net increase (decrease) in net assets from fund
   share transactions.......................................   29,748,060    6,531,149  332,823,288   74,963,266
                                                              -----------  -----------  -----------  -----------
    Total increase (decrease) in net assets.................   75,272,768    8,483,512  420,565,369   84,292,784
NET ASSETS
  Beginning of year.........................................  256,039,135  247,555,623  213,945,745  129,652,961
                                                              -----------  -----------  -----------  -----------
  End of year (including undistributed net investment income
   (loss) of $2,115,981, $1,464,120; $3,043,582, $1,291,867;
   $817,130, ($238,336); $62,229, $127,460; ($100,543), $0
   and ($1,302), $0, respectively)..........................  $331,311,903 $256,039,135 $634,511,114 $213,945,745
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------


*Certain figures have been restated to conform to current year presentation for
 Opportunity, Growth and Income and U.S. Government.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

   SMALL CAPITALIZATION                                 U.S. GOVERNMENT INCOME
           FUND              GROWTH AND INCOME FUND              FUND                INVESTMENT QUALITY
                                                                                        INCOME FUND
  YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
--------------------------  ------------------------  --------------------------  ------------------------
    1995          1994         1995         1994          1995          1994         1995         1994
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$    818,568  $   (238,336) $   965,811  $   966,108  $  7,232,730  $  8,291,969  $ 3,951,646  $ 3,846,353
   8,543,743     3,366,835    2,227,731    1,768,686    (3,743,302)   (4,366,839)    (488,982)    (952,880)
   3,040,965    (3,118,979)   2,324,387     (189,442)    9,332,957   (11,007,688)   7,336,722   (9,068,979)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  12,403,276         9,520    5,517,929    2,545,352    12,822,385    (7,082,558)  10,799,386   (6,175,506)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
          --            --     (917,781)    (936,128)   (6,680,576)   (8,071,564)  (3,164,967)  (3,482,793)
          --            --     (105,700)     (41,545)     (464,033)     (196,735)    (586,935)    (244,424)
          --            --      (17,697)      (7,305)      (89,583)      (39,362)    (199,744)    (119,136)
  (3,010,761)   (8,036,736)  (1,275,011)  (4,278,474)           --    (3,218,859)          --     (367,910)
    (434,007)     (160,831)    (129,812)    (152,311)           --       (42,833)          --      (10,112)
     (91,772)      (19,543)     (20,124)     (19,378)           --        (7,144)          --         (637)
          --            --           --           --      (140,061)           --           --           --
          --            --           --           --        (8,675)           --           --           --
          --            --           --           --        (1,431)           --           --           --
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  (3,536,540)   (8,217,110)  (2,466,125)  (5,435,141)   (7,384,359)  (11,576,497)  (3,951,646)  (4,225,012)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  38,194,245   127,081,752    8,471,883    5,937,491    18,642,107    17,007,814    8,023,597   12,621,718
   2,840,961     7,215,556    2,097,137    5,008,623     5,896,557     9,588,703    2,288,961    2,758,350
 (52,052,199) (111,134,238)  (6,705,888)  (6,040,040)  (50,011,121)  (74,313,512) (17,520,761) (20,364,228)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
 (11,016,993)   23,163,070    3,863,132    4,906,074   (25,472,457)  (47,716,995)  (7,208,203)  (4,984,160)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  10,160,304    15,275,222    4,674,731    2,763,975     5,110,647     6,748,251    7,327,816    6,440,954
     408,265       148,570      217,205      188,513       319,245       187,137      462,628      185,172
  (4,495,109)     (811,203)    (533,417)    (260,750)   (3,026,400)     (964,994)  (2,363,759)    (800,932)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,073,460    14,612,589    4,358,519    2,691,738     2,403,492     5,970,394    5,426,685    5,825,194
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,393,572     3,345,761    1,497,250      341,819     2,026,463     1,424,484    1,204,849    3,141,700
      88,907        18,810       36,149       26,593        85,658        46,127       93,152       93,436
  (1,180,484)     (229,505)    (232,677)      (4,696)     (533,211)     (289,465)    (285,205)    (422,838)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   5,301,995     3,135,066    1,300,722      363,716     1,578,910     1,181,146    1,012,796    2,812,298
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
     358,462    40,910,725    9,522,373    7,961,528   (21,490,055)  (40,565,455)    (768,722)   3,653,332
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   9,225,198    32,703,135   12,574,177    5,071,739   (16,052,029)  (59,224,510)   6,079,018   (6,747,186)
 139,589,800   106,886,665   33,959,182   28,887,443   131,293,796   190,518,306   56,110,151   62,857,337
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$148,814,998  $139,589,800  $46,533,359  $33,959,182  $115,241,767  $131,293,796  $62,189,169  $56,110,151
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Funds are registered under the Investment Company Act of 1940, as diversified, open-end management investment companies. Quest for Value Fund, Inc. ("Quest for Value") is a Maryland corporation. Opportunity Fund ("Opportunity"), Small Capitalization Fund ("Small Capitalization"), Growth and Income Fund ("Growth and Income"), U.S. Government Income Fund ("U.S. Government") and Investment Quality Income Fund ("Investment Quality") are five of nine funds offered in the Quest for Value Family of Funds, a Massachusetts business trust. Quest for Value Advisors (the "Adviser") serves as investment adviser and provides accounting and administrative services to each fund. Quest for Value Distributors (the "Distributor") serves as each fund's distributor. Both the Adviser and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

    Prior to September 1, 1993, the funds issued only one class of shares which were redesignated Class A shares. Subsequent to that date all funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charges and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

    The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securites are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Directors (Trustees) using methods which include current market quotations from major market makers in the securities and trader-reviewed "matrix" prices. Futures contracts are valued based upon their daily settlement value as of the close of the exchange upon which they trade. OTC options are valued based upon formulas which utilize the market value of the underlying securities, strike prices and expiration dates of the options. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair values as determined in good faith under procedures established by each fund's Board of Directors (Trustees). The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic or political development in a specific state, industry or region.

    (B) FEDERAL INCOME TAXES

    It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

    (C) DEFERRED ORGANIZATION EXPENSES

    The following approximate costs were incurred in connection with their organization: Growth and Income -- $96,000 and Investment Quality -- $62,000. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of each fund's operations.

    (D) SECURITY TRANSACTIONS AND OTHER INCOME

    Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------
date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Net investment income, other than class specific expenses and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets, as defined, of each class.

    (E) DIVIDENDS AND DISTRIBUTIONS

    The following table summarizes each fund's dividend and capital gain declaration policy:

                                       SHORT-TERM  LONG-TERM
                             INCOME     CAPITAL     CAPITAL
                           DIVIDENDS     GAINS       GAINS
                           ----------  ----------  ----------
Quest for Value             annually    annually    annually
Opportunity                 annually    annually    annually
Small Capitalization        annually    annually    annually
Growth and Income          quarterly    annually    annually
U.S. Government             daily *    quarterly    annually
Investment Quality          daily *     annually    annually

* paid monthly.

    Each fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income(loss), net realized gain(loss) and net assets were not affected.

    As required by Statement of Position 93 - 2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, the following table discloses the reclassifications from accumulated undistributed net investment income(loss) and accumulated undistributed capital gain(loss) on investments to paid-in-surplus during the fiscal year ended October 31, 1995:

                           ACCUMULATED
                           UNDISTRIBUTED
                              NET         ACCUMULATED
                           INVESTMENT    UNDISTRIBUTED      PAID
                             INCOME      NET REALIZED        IN
                             (LOSS)       GAIN (LOSS)     SURPLUS
                           ----------   ---------------   --------
Quest for Value               --             --              --
Opportunity                    3,056          (5,991)        2,935
Small Capitalization         236,898        (559,292)      322,394
Growth and Income             10,136        (152,783)      142,647
U.S. Government              (99,081)       (407,920)      507,001
Investment Quality            (1,302)        --              1,302

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (F) WRITTEN OPTIONS ACCOUNTING POLICIES

    When a fund writes a call option or a put option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If the option expires on its stipulated expiration date or if a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option which a fund has written is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchases upon exercise of the option.

    (G) FUTURES ACCOUNTING POLICIES

    Futures contracts are agreements between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, cash equivalents or U.S. Government securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded. At October 31, 1995, Investment Quality had the following futures contracts open:

                                                                    NET
                          NUMBER OF                             UNREALIZED
          TYPE            CONTRACTS    SHORT VALUE  EXPIRATION     LOSS
---------------------------------------------------------------------------
 CBT U.S. Treasury Bond      120       $13,635,000   Dec. '95    $412,500

    (H) REPURCHASE AGREEMENTS

    U.S. Government enters into repurchase agreements as part of its investment program. The fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default by the obligor to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (I) ALLOCATION OF EXPENSES

    Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis. For the year ended October 31, 1995, transfer and dividend disbursing agent fees accrued to classes A, B and C were $279,089, $36,906 and $14,360, respectively, for Quest for Value; $236,086,
$141,736 and  $32,184,  respectively,  for Opportunity;  $146,564,  $44,501  and
$15,202, respectively, for Small Capitalization; $61,191, $8,864 and $3,797, respectively, for Growth and Income; $117,106, $8,732 and $4,529, respectively, for U.S. Government and $58,422, $8,814 and $3,965, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, ACCOUNTING SERVICES FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (A) The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: 1.00% for Quest for Value, Opportunity and Small Capitalization, respectively; .85% for Growth and Income and .60% for U.S. Government and Investment Quality, respectively. For the year ended October 31, 1995, the Adviser voluntarily waived $8,286 and $42,245 in investment advisory fees for Growth and Income and Investment Quality, respectively.

    (B) A portion of the accounting services fee for Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality is payable monthly to the Adviser. These funds reimburse the Adviser for a portion of the salaries of officers and employees of Oppenheimer Capital based upon the amount of time such persons spend in providing services to each fund in accordance with the provisions of the Investment Advisory Agreement. For the year ended October 31, 1995, the Adviser received $48,747, $53,951, $57,800, $56,310 and $50,362, respectively.

    (C) The funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which each fund is permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the funds pay the Distributor compensation, accrued daily and payable monthly on each fund's average daily net assets for Class A shares at the following annual rates: .25% for Quest for Value, Opportunity and Small Capitalization, .05% for U.S. Government and .15% for Investment Quality and Growth and Income. Each fund's Class A shares also pay a service fee at the annual rate of .25%. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

    For the year ended October 31, 1995, distribution and service fees charged to classes A, B and C were $1,286,200, $253,926 and $67,110, respectively, for Quest for Value; $1,258,129, $1,165,226 and $241,676, respectively, for
Opportunity; $597,200, $201,055 and $61,139, respectively, for Small Capitalization; $133,588, $48,455 and $9,680, respectively, for Growth and Income; $344,839, $92,104 and $18,236, respectively, for U.S. Government and $183,475, $95,449 and $32,295, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

    (D) Total brokerage commissions paid by Quest for Value, Opportunity, Small Capitalization and Growth and Income were $309,310, $647,240, $400,477 and $112,411, respectively, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $156,970, $266,868, $161,399 and $54,131, respectively, for the year ended October 31, 1995.

    (E) Oppenheimer & Co., Inc. has informed the funds that it received approximately $390,000, $959,000, $241,000, $35,000, $162,000 and $88,000 in
connection with the sale of Class A shares for Quest for Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Distributor has also informed the funds that it received contingent deferred sales charges on the redemption of Class A and Class C shares of approximately $10,000, $20,000, $10,000, $100, $6,000 and $2,000 for Quest for
Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

    For the year ended October 31, 1995, the Distributor had assigned the right to receive the compensation and contingent deferred sales charge on Class B shares to a bank in return for the bank's reimbursement to the Distributor of commissions paid by the Distributor to brokers/dealers on the sale of Class B shares.

3. PURCHASES AND SALES OF SECURITIES

    For the year ended October 31, 1995, purchases and sales of investment securities, other than short-term securities, were as follows:

              QUEST FOR                        SMALL         GROWTH AND       U.S.      INVESTMENT
                VALUE       OPPORTUNITY    CAPITALIZATION      INCOME      GOVERNMENT    QUALITY
             ------------  -------------  ----------------   -----------  ------------  ----------
Purchases    $ 89,609,378  $ 350,805,248  $   92,530,292     $54,163,330  $259,064,073  $5,329,244
Sales         116,160,440     67,743,053      99,613,323      41,657,071   304,565,951   4,275,980

The following table summarizes activity in written option transactions for U.S. Government for the year ended October 31, 1995:

                                                CONTRACTS     PREMIUMS
                                               -----------   -----------
Option contracts written: Outstanding
 beginning of year                                      2    $   142,188
  Options written                                      47      3,306,327
  Options terminated in closing purchase
   transactions                                       (25)    (1,788,359)
  Options exercised                                   (15)      (920,313)
  Options expired                                      (8)      (607,031)
                                                      ---    -----------
Option contracts written: Outstanding end of
 year                                                   1    $   132,812
                                                      ---    -----------
                                                      ---    -----------

--------------------------------------------------------------------------------

4. FUND SHARE TRANSACTIONS

    The following tables summarize the fund share activity for the two years ended October 31, 1995:

                                                QUEST FOR VALUE               OPPORTUNITY            SMALL CAPITALIZATION
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................     4,045,256     5,077,999     9,028,138     4,781,210     2,307,655     7,804,081
  Dividends and distributions
   reinvested...........................     1,440,961       797,941       328,864       186,714       181,647       450,409
  Redeemed..............................    (4,924,606)   (6,566,112)   (2,718,312)   (3,470,990)   (3,125,095)   (6,835,042)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       561,611      (690,172)    6,638,690     1,496,934      (635,793)    1,419,448
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................     1,718,575     1,020,362     7,259,921     2,145,988       620,242       936,328
  Dividends and distributions
   reinvested...........................        94,418        10,514        98,923         6,821        26,272         9,286
  Redeemed..............................      (277,524)      (44,566)     (624,721)      (54,500)     (271,244)      (50,575)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................     1,535,469       986,310     6,734,123     2,098,309       375,270       895,039
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       523,083       289,679     1,828,198       367,367       389,503       205,454
  Dividends and distributions
   reinvested...........................        25,381         1,106        17,240         1,789         5,721         1,176
  Redeemed..............................      (127,913)      (22,509)     (176,839)      (13,680)      (71,284)      (13,923)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       420,551       268,276     1,668,599       355,476       323,940       192,707
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase................     2,517,631       564,414    15,041,412     3,950,719        63,417     2,507,194
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

                                               GROWTH AND INCOME            U.S. GOVERNMENT           INVESTMENT QUALITY
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................       790,817       591,037     1,685,034     1,484,549       777,291     1,194,443
  Dividends and distributions
   reinvested...........................       216,701       506,743       534,322       839,276       222,241       263,168
  Redeemed..............................      (641,530)     (600,435)   (4,526,190)   (6,552,668)   (1,706,041)   (1,940,417)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       365,988       497,345    (2,306,834)   (4,228,843)     (706,509)     (482,806)
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................       438,682       269,571       467,177       594,901       708,238       614,495
  Dividends and distributions
   reinvested...........................        22,368        19,104        28,912        16,698        44,636        18,150
  Redeemed..............................       (51,318)      (26,407)     (272,297)      (86,599)     (228,114)      (77,488)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       409,732       262,268       223,792       525,000       524,760       555,157
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       140,694        33,894       182,514       123,553       116,706       290,357
  Dividends and distributions
   reinvested...........................         3,711         2,697         7,733         4,123         8,984         9,047
  Redeemed..............................       (21,778)         (469)      (47,976)      (25,877)      (27,176)      (41,081)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       122,627        36,122       142,271       101,799        98,514       258,323
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase (decrease).....       898,347       795,735    (1,940,771)   (3,602,044)      (83,235)      330,674
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

    At   October   31,  1995,   the   composition  of   unrealized  appreciation
(depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                APPRECIATION  (DEPRECIATION)       NET        TAX COST
                                ------------  --------------   -----------  ------------
Quest for Value                 $72,832,935   $    (782,009)   $72,050,926  $258,831,045
Opportunity                     107,623,664      (8,230,134)    99,393,530   542,282,713
Small Capitalization             13,114,205      (4,646,081)     8,468,124   141,830,483
Growth and Income                 3,674,355      (1,106,543)     2,567,812    43,607,284
U.S. Government                     852,086      (2,085,345)    (1,233,259)  115,524,803
Investment Quality                4,461,416        (402,788)     4,058,628    56,937,821

6. AUTHORIZED FUND SHARES AND PAR VALUE PER SHARE

                                 QUEST                      SMALL         GROWTH       U.S.     INVESTMENT
                               FOR VALUE   OPPORTUNITY  CAPITALIZATION  AND INCOME  GOVERNMENT   QUALITY
                               ----------  -----------  --------------  ----------  ----------  ----------
Authorized fund shares         35,000,000   unlimited     unlimited     unlimited   unlimited   unlimited
Par value per share              $1.00        $.01           $.01          $.01        $.01        $.01

7. DIVIDENDS AND DISTRIBUTIONS

    The following tables summarize the per share dividends and distributions made for the two years ended October 31, 1995:

                                       QUEST FOR                         SMALL
                                         VALUE        OPPORTUNITY    CAPITALIZATION
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.083 $ 0.040 $ 0.117 $ 0.326     --      --
  Class B..........................    0.074   0.031   0.117   0.313     --      --
  Class C..........................    0.081   0.033   0.117   0.312     --      --
NET REALIZED GAINS:
  Class A..........................  $ 0.828 $ 0.469 $ 0.614 $ 0.219 $ 0.415 $ 1.331
  Class B..........................    0.828   0.469   0.614   0.219   0.415   1.331
  Class C..........................    0.828   0.469   0.614   0.219   0.415   1.331

                                       GROWTH AND         U.S.         INVESTMENT
                                         INCOME        GOVERNMENT       QUALITY
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.289 $ 0.319 $ 0.639 $ 0.593 $ 0.707 $ 0.680
  Class B..........................    0.242   0.265   0.562   0.510   0.646   0.609
  Class C..........................    0.209   0.261   0.549   0.509   0.643   0.608
NET REALIZED GAINS:
  Class A..........................  $ 0.422 $ 1.669     --  $ 0.213     --  $ 0.069
  Class B..........................    0.422   1.669     --    0.213     --    0.069
  Class C..........................    0.422   1.669     --    0.213     --    0.069
TAX RETURN OF CAPITAL:
  Class A..........................      --      --  $ 0.013     --      --      --
  Class B..........................      --      --    0.013     --      --      --
  Class C..........................      --      --    0.013     --      --      --

--------------------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

    During the year ended October 31, 1995, U.S. Government wrote covered options and Small Capitalization and Investment Quality entered into futures contracts in order to hedge their existing portfolio securities against fluctuations in value. Written options and futures contracts involve elements of market risk in excess of the amounts reflected in the fund's Statements of Assets and Liabilities. A fund, as a writer of an option, has no control over whether the option is exercised. The underlying security may be sold and, as a result, a fund bears the market risk of an unfavorable change in the price of the security underlying the written option. For futures contracts, the contract amount reflects the extent of a fund's exposure to off balance sheet risk. Written options and futures contracts also have elements of credit risk; i.e. the risk that the counterparty may not perform. If the option or futures contracts are traded through a regulated exchange, the counterparty risk is generally eliminated since the exchange interposes itself into the transaction. If, however, the option or futures contracts are traded in the over-the-counter market, counterparty risk can exist.

9. NET CAPITAL LOSS CARRYOVERS

    For the fiscal year ended October 31, 1995, Growth and Income will utilize $188,067 of net capital loss carryovers. Growth and Income has net capital loss carryovers of $233,749 of which $177,811 and $55,938 will be available, to the extent provided by regulations, to offset future net capital gains realized through the fiscal years ending 1996 and 2000, respectively. However, due to the acquisition of the Unified Income Fund and the Unified Mutual Shares Fund in 1992, the loss carryovers are further limited by IRC Section 382 to $188,067 annually. As a result, Growth and Income had $370,083 of net capital loss carryover expire on October 31, 1995 which is no longer available for future periods. In addition, U.S. Government, at October 31, 1995, had a net capital loss carryover of $8,145,977 available, to the extent provided by regulations, to offset future net capital gains realized before the end of fiscal year 2003. Also at October 31, 1995, Investment Quality had a net capital loss carryover of $1,854,362 of which $952,880 and $901,482 will be available to offset future net capital gains realized through the fiscal years ending 2002 and 2003, respectively. To the extent that the capital loss carryovers are used to offset future net capital gains, it is probable that the gains so offset will not be distributed to shareholders.

10. SUBSEQUENT EVENTS

    (a) On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with Oppenheimer Management Corporation ("OMC") which resulted in the sale to OMC of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of the management agreements and other contracts relating to certain Quest for Value Funds and the use of the name "Quest for Value". As part of the transaction, certain former Quest for Value Funds, including the Quest for Value Fund and the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund and the Officers Fund, portfolios of the Quest for Value Family of Funds, have entered into an investment advisory agreement with OMC and OMC has entered into a sub-advisory agreement with OpCap Advisors with respect to each of such funds. Pursuant to the transaction, the U.S. Government Income Fund, the Investment Quality Income Fund, the National Tax-Exempt Fund, the California Tax-Exempt Fund and the New York Tax-Exempt Fund were merged, as part of a tax-free reorganization, into the Oppenheimer U.S. Government Trust, the Oppenheimer Bond Fund, the Oppenheimer Tax-Free Bond Fund, the Oppenheimer California Tax-Exempt Fund and the Oppenheimer New York Tax-Exempt Fund, respectively.

    (b) On November 22, 1995, U.S. Government and Investment Quality paid the following per share net investment income dividends to shareholders of record on the close of business November 22, 1995:

                                CLASS   CLASS   CLASS
                                  A       B       C
                                ------  ------  ------
U.S. Government                 $0.0352 $0.0302 $0.0298
Investment Quality               0.0384  0.0345  0.0343

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 12.59        $  0.12      $  2.71      $  2.83      ($ 0.08)     ($ 0.83)     ($ 0.91)
  1994                               12.51           0.09         0.50         0.59        (0.04)       (0.47)       (0.51)
  1993                               11.71           0.05         1.34         1.39        (0.05)       (0.54)       (0.59)
  1992                               10.61           0.04         1.77         1.81        (0.07)       (0.64)       (0.71)
  1991                                7.84           0.09         2.84         2.93        (0.16)          --        (0.16)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               12.53           0.05         2.69         2.74        (0.07)       (0.83)       (0.90)
  1994                               12.51           0.02         0.50         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.14)       (0.15)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               12.52           0.04         2.70         2.74        (0.08)       (0.83)       (0.91)
  1994                               12.50           0.01         0.51         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.15)       (0.16)          --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $14.51       24.74%      $282,615     1.68%(1)       0.90%(1)        36%
  1994                         12.59        5.01%       238,085     1.71%          0.72%           49%
  1993                         12.51       12.27%       245,320     1.75%          0.40%           27%
  1992                         11.71       18.45%       142,939     1.75%          0.53%           41%
  1991                         10.61       37.94%        79,914     1.83%          1.06%           48%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         14.37       24.08%        38,557     2.21%(1)       0.36%(1)        36%
  1994                         12.53        4.43%        14,373     2.24%          0.14%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.51       (1.19%)        2,015     2.27%(5)      (1.19%)(5)       27%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         14.35       24.10%        10,140     2.26%(1)       0.31%(1)        36%
  1994                         12.52        4.45%         3,581     2.28%          0.09%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.50       (1.26%)          221     2.27%(5)      (0.90%)(5)       27%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $257,239,913, $25,392,617 AND $6,711,023, RESPECTIVELY.

Opportunity Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 19.69        $  0.23      $  5.40      $  5.63      ($ 0.12)     ($ 0.61)     ($ 0.73)
  1994                               18.71           0.18         1.35         1.53        (0.33)       (0.22)       (0.55)
  1993                               16.73           0.35         2.02         2.37        (0.07)       (0.32)       (0.39)
  1992                               14.29           0.09         2.93         3.02        (0.03)       (0.55)       (0.58)
  1991                                9.74           0.03         4.78         4.81        (0.23)       (0.03)       (0.26)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               19.59           0.11         5.36         5.47        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.34         1.42        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               19.58           0.08         5.38         5.46        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.33         1.41        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $24.59       29.88%      $367,240     1.69%(1)       1.02%(1)        21%
  1994                         19.69        8.41%       163,340     1.78%          0.96%           42%
  1993                         18.71       14.34%       127,225     1.83%          2.69%           24%
  1992                         16.73       21.93%        40,563     2.27%          0.72%           32%
  1991                         14.29       50.44%         8,446     2.35%(2)       0.30%(2)        88%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         24.33       29.19%       217,663     2.21%(1)       0.48%(1)        21%
  1994                         19.59        7.84%        43,317     2.34%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)        2,115     2.52%(5)       1.32%(5)        24%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         24.31       29.16%        49,608     2.31%(1)       0.37%(1)        21%
  1994                         19.58        8.06%         7,289     2.35%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)          313     2.52%(5)       1.13%(5)        24%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $251,625,672, $116,522,609 AND $24,167,608, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 16.33        $  0.11      $  1.29      $  1.40      $    --      ($ 0.42)     ($ 0.42)
  1994                               17.68          (0.03)        0.01        (0.02)          --        (1.33)       (1.33)
  1993                               14.60          (0.04)        4.26         4.22           --        (1.14)       (1.14)
  1992                               13.52             --         1.50         1.50           --        (0.42)       (0.42)
  1991                                8.80          (0.05)        4.85         4.80        (0.08)          --        (0.08)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               16.24           0.02         1.27         1.29           --        (0.42)       (0.42)
  1994                               17.66          (0.11)        0.02        (0.09)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.49         0.47           --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               16.23           0.01         1.29         1.30           --        (0.42)       (0.42)
  1994                               17.67          (0.13)        0.02        (0.11)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.50         0.48           --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $17.31        8.82%      $116,307     1.80%(1)       0.67%(1)        76%
  1994                         16.33        0.04%      120,102      1.88%         (0.14%)          67%
  1993                         17.68       30.21%      104,898      1.89%         (0.36%)          74%
  1992                         14.60       11.60%       39,693      2.11%         (0.04%)          95%
  1991                         13.52       55.01%       20,686      2.25%(2)      (0.41%)(2)      103%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.17%       23,440      2.37%(1)       0.09%(1)        76%
  1994                         16.24       (0.39%)      16,144      2.48%         (0.70%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.66        2.73%        1,754      2.57%(5)      (1.15%)(5)       74%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.24%        9,068      2.38%(1)       0.08%(1)        76%
  1994                         16.23       (0.51%)       3,344      2.59%         (0.81%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.67        2.79%          235      2.57%(5)      (1.20%)(5)       74%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $119,440,010, $20,105,476 AND $6,113,900, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.

Growth and Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.09        $  0.27      $  1.27      $  1.54      ($ 0.29)     ($ 0.42)     ($ 0.71)
  1994                               11.24           0.32         0.55         0.87        (0.32)       (1.70)       (2.02)
  1993                               10.80           0.30         0.73         1.03        (0.26)       (0.33)       (0.59)
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992                10.00(3)        0.28         0.80         1.08        (0.28)          --        (0.28)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.19         1.28         1.47        (0.24)       (0.42)       (0.66)
  1994                               11.23           0.25         0.56         0.81        (0.27)       (1.70)       (1.97)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.15         1.30         1.45        (0.21)       (0.42)       (0.63)
  1994                               11.23           0.24         0.56         0.80        (0.26)       (1.70)       (1.96)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $10.92       16.35%      $37,082      1.99%(1,2)     2.60%(1,2)     130%
  1994                         10.09        8.64%       30,576      1.86%(2)       3.16%(2)       113%
  1993                         11.24        9.93%       28,466      1.90%(2)       2.66%(2)       192%
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992          10.80       10.84%        8,057      2.23%(2,5)     2.73%(2,5)      77%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         10.88       15.65%        7,623      2.59%(1,2)     1.71%(1,2)     130%
  1994                         10.07        7.96%        2,928      2.47%(2)       2.53%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          319      2.49%(2,5)     1.83%(2,5)     192%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         10.89       15.38%        1,828      2.88%(1,2)     1.39%(1,2)     130%
  1994                         10.07        7.91%          455      2.62%(2)       2.39%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          102      2.49%(2,5)     2.18%(2,5)     192%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995 FOR CLASSES A, B, AND C WERE $33,396,923, $4,845,598 AND $967,910, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.02% AND 2.57%, RESPECTIVELY, FOR THE YEAR ENDED OCOTBER 31, 1995, 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.57% AND 1.73%, RESPECTIVELY, FOR CLASS B AND 2.84% AND 1.43%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------
 FINANCIAL  HIGHLIGHTS  (FOR  A   SHARE  OUTSTANDING  THROUGHOUT  EACH   PERIOD)
   (CONTINUED)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net       Tax
                                     Value,       Investment    (Loss)        from       from Net     Realized      return
                                   Beginning       Income         on        Investment   Investment   Gain on         of
                                   of Period       (Loss)      Investments  Operations    Income      Investments  Capital
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.79        $  0.64      $  0.49      $  1.13      ($ 0.64)     $    --      ($ 0.01)
  1994                               12.08           0.59        (1.08)       (0.49)       (0.59)       (0.21)          --
  1993                               11.92           0.65         0.35         1.00        (0.68)       (0.16)          --
  1992                               11.80           0.74         0.18         0.92        (0.74)       (0.06)          --
  1991                               11.35           0.85         0.61         1.46        (0.86)       (0.15)          --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.56         0.49         1.05        (0.56)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.55         0.49         1.04        (0.55)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --


                                                                                                     RATIOS
                                                                                       -----------------------------------
                                                                                       Ratio of
                                                                                          Net         Ratio of
                                                                                       Operating         Net
                                                    Net                      Net       Expenses      Investment
                                                   Asset                    Assets        to           Income
                                    Total         Value,                    End of      Average        (Loss)        Portfolio
                                Dividends and     End of       Total        Period        Net        to Average      Turnover
                                Distributions     Period      Return*      (000's)      Assets       Net Assets      Rate
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.65)        $11.27       10.78%      $102,718     1.26%(1)       5.81%(1)       245%
  1994                              (0.80)         10.79       (4.15%)      123,257     1.20%(2)       5.19%(2)       126%
  1993                              (0.84)         12.08        8.55%       189,091     1.15%(2)       5.33%(2)       315%
  1992                              (0.80)         11.92        7.98%       151,197     1.15%(2)       6.26%(2)       207%
  1991                              (1.01)         11.80       13.40%        82,400     1.15%(2)       7.24%(2)       309%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.57)         11.27       10.01%         9,641     1.94%(1)       5.04%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        6,813     1.92%(2)       4.53%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.29%         1,286     1.85%(2,5)     3.07%(2,5)     315%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.56)         11.27        9.89%         2,883     2.06%(1)       4.91%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        1,224     1.94%(2)       4.57%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.34%           141     1.85%(2,5)     3.89%(2,5)     315%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $114,946,501, $9,210,406 AND $1,823,599, RESPECTIVELY.
(2) DURING THE PERIODS NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.23% AND 5.16%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.20% AND 5.28%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.17% AND 6.24%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 1.46% AND 6.93%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.93% AND 4.52%, RESPECTIVELY, FOR CLASS B AND 1.95% AND 4.56%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 1.96% AND 2.96%, ANNUALIZED, RESEPCTIVELY, FOR CLASS B AND 1.96% AND 3.78%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.

Investment Quality Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $  9.67        $  0.71      $  1.21      $  1.92      ($ 0.71)     $    --      $    --
  1994                               11.49           0.68        (1.75)       (1.07)       (0.68)       (0.07)          --
  1993                               10.36           0.68         1.19         1.87        (0.68)       (0.06)          --
  1992                               10.06           0.80         0.30         1.10        (0.80)          --           --
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991                10.00(3)        0.71         0.06         0.77        (0.71)          --           --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.65         1.21         1.86        (0.65)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.08        (0.03)        0.05        (0.08)          --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.64         1.21         1.85        (0.64)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.09        (0.03)        0.06        (0.09)          --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.71)        $10.88       20.49%      $ 45,078     1.44%(1,2)     6.90%(1,2)       8%
  1994                              (0.75)          9.67       (9.61%)       46,922     1.29%(2)       6.47%(2)        33%
  1993                              (0.74)         11.49       18.64%        61,288     1.20%(2)       6.07%(2)        12%
  1992                              (0.80)         10.36       11.21%        29,701     0.95%(2)       7.62%(2)        18%
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991               (0.71)         10.06        8.11%        17,235     0.82%(2,5)     8.25%(2,5)      19%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.65)         10.88       19.78%        13,134     2.03%(1,2)     6.15%(1,2)       8%
  1994                              (0.68)          9.67      (10.22%)        6,605     1.92%(2)       5.85%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.08)         11.49        0.45%         1,468     1.84%(2,5)     3.68%(2,5)      12%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.64)         10.88       19.72%         3,977     2.08%(1,2)     6.18%(1,2)       8%
  1994                              (0.68)          9.67      (10.23%)        2,583     1.90%(2)       6.01%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         11.49        0.55%           101     1.84%(2,5)     4.83%(2,5)      12%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $45,868,837, $9,544,915 AND $3,229,501, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ALL OR A PORTION OF ITS FEES AND ASSUMED A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND ASSUMPTIONS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.52% AND 6.82%,
    RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1995, 1.59% AND 6.71%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.50% AND 5.77%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.72% AND 6.85%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 2.11% AND 6.96%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD DECEMBER 18, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET AASETS WOULD HAVE BEEN 2.09% AND 6.09%, RESPECTIVELY, FOR CLASS B AND 2.15% AND 6.11%, RESPECTIVELY FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.23% AND 5.54%, RESPECTIVELY, FOR CLASS B AND 2.21% AND 5.70%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.07% AND 3.45%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.06% AND 4.61%, ANNUALIZED, RESPECTIVELY, FOR CLASS C FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Quest for Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Quest for Value Fund, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quest for Value Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
December 20, 1995

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Quest for Value Family of Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund, the U.S. Government Income Fund, and the Investment Quality Income Fund (constituting part of Quest for Value Family of Funds, hereafter referred to as the "Fund") at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 20, 1995

--------------------------------------------------------------------------------
 TAX INFORMATION

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the funds' fiscal year end (October 31, 1995) as to the Federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that during the fiscal year ended October 31, 1995, the funds paid per share dividends and distributions to shareholders as follows:

                                                  TAXABLE AS ORDINARY INCOME
                                                ------------------------------
                                                NET INVESTMENT    SHORT-TERM      LONG-TERM    TAX RETURN
                                                    INCOME       CAPITAL GAINS  CAPITAL GAINS  OF CAPITAL
                                                ---------------  -------------  -------------  -----------
QUEST FOR VALUE FUND, INC.
  Class A.....................................  $     0.0830     $    0.0924    $    0.7355    $       --
  Class B.....................................        0.0743          0.0924         0.7355            --
  Class C.....................................        0.0813          0.0924         0.7355            --
OPPORTUNITY FUND
  Class A.....................................        0.1171          0.2077         0.4058            --
  Class B.....................................        0.1166          0.2077         0.4058            --
  Class C.....................................        0.1168          0.2077         0.4058            --
SMALL CAPITALIZATION FUND
  Class A.....................................            --          0.0959         0.3195            --
  Class B.....................................            --          0.0959         0.3195            --
  Class C.....................................            --          0.0959         0.3195            --
GROWTH AND INCOME FUND
  Class A.....................................        0.2888          0.2351         0.1864            --
  Class B.....................................        0.2423          0.2351         0.1864            --
  Class C.....................................        0.2091          0.2351         0.1864            --
U.S. GOVERNMENT INCOME FUND
  Class A.....................................        0.6389              --             --        0.0126
  Class B.....................................        0.5615              --             --        0.0126
  Class C.....................................        0.5490              --             --        0.0126
INVESTMENT QUALITY INCOME FUND
  Class A.....................................        0.7074              --             --            --
  Class B.....................................        0.6456              --             --            --
  Class C.....................................        0.6429              --             --            --

Since each funds' fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1995. In January 1996, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the dividends and distributions received by you in calendar 1995. The amounts that will be reported, will be the amounts to use on your 1995 Federal income tax return and probably will differ from the amounts which we must report for each funds' fiscal year ended October 31, 1995. Shareholders are advised to consult with their own tax advisers as to the Federal, state and local tax status of each funds' income dividends and realized gain distributions received.

QUEST FOR VALUE                      QUEST FOR VALUE

TABLE OF CONTENTS
PRESIDENT'S LETTER............        1
INVESTMENT REVIEW.............        2
SCHEDULES OF INVESTMENTS......       15
STATEMENTS OF ASSETS AND
LIABILITIES...................       26
STATEMENTS OF OPERATIONS......       27
STATEMENTS OF CHANGES IN NET
ASSETS........................       28
NOTES TO FINANCIAL
STATEMENTS....................       30
FINANCIAL HIGHLIGHTS..........       38
INDEPENDENT AUDITORS'
REPORT........................       41
REPORT OF INDEPENDENT
ACCOUNTANTS...................       42
TAX INFORMATION...............       43

   QUEST FOR VALUE FUND, INC.
   OPPORTUNITY FUND
   SMALL CAPITALIZATION FUND
   GROWTH AND INCOME FUND
   U.S. GOVERNMENT INCOME FUND
   INVESTMENT QUALITY INCOME FUND

  ANNUAL REPORT

   OCTOBER 31, 1995

   [LOGO]

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.